[graphic omitted]

Warburg Pincus Advisor Funds                                    OCTOBER 31, 2000
International Equity Fund
Emerging Markets Fund
Global Post-Venture Capital Fund

--------------------------------------------------------------------------------
                                        A

                                  ANNUAL REPORT

--------------------------------------------------------------------------------

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

[Warburg Pincus and Credt Suisse logos omitted]

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------
                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, the Advisor Class shares of Warburg Pincus International Equity Fund had a loss of 8.15%, vs. a loss of 1.96% for the Morgan Stanley All Country World Excluding the U.S. Index.

   The period was a volatile one for equities around the world. Most markets initially rallied, but then became volatile as inflation and interest-rate worries mounted. Because the global economy was growing at a healthy clip, the world's monetary authorities were increasingly inclined to raise interest rates to contain inflation. The upward trend in interest rates, combined with fears that the global economy would in fact slow too much, weighed on stocks over the latter part of the period. Technology and telecommunications stocks, which entered the period with generally lofty valuations, were hit the hardest.

   Performance was largely divided along regional lines. Winners included Canada and most European markets (in local terms, at least; performance was significantly lower for dollar-based investors, as the euro steadily weakened vs. the dollar during the period). Asian/Pacific markets ended up in negative territory, hampered by growth uncertainties, especially within the technology segment.

   The Fund's results were hampered by the difficult environment for foreign stock markets and currencies that prevailed over much of the period. Investments that weighed on the Fund's return included its Asian electronic-hardware holdings and its telecommunications investments in general. On the positive side, the Fund was helped by good stock selection in Europe, with its French, German and U.K. holdings performing relatively well. The Fund was also aided by its large overweight position in Canada, a solid performer for the period; and by its large overweight position in energy and energy-services companies. Clearly, though, relatively good performances from the Fund's Canadian and European holdings failed to compensate for weakness in its Asian stocks.

   We made a few noteworthy changes to the Fund during the period in terms of regional allocation. We significantly lowered our weighting in Japan, paring exposure to certain companies here based on specific industry considerations and valuations (market forces also contributed to our reduced position in Japan). We materially increased our exposure to Canada, and lowered our overall weighting in emerging markets.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   The bulk of the Fund's assets remained invested in Europe, reflecting our favorable outlook on the region's longer-term prospects. Our optimism is based squarely on reforms, both ongoing and those soon to be implemented. These reforms are aimed at encouraging the growth of a strong equity culture in Europe, one that will allow the region to compete effectively worldwide as well as come to grips with its pension burden. Such efforts have led to strong equity cultures and equity returns in countries such as the U.S., the U.K. and Canada over the past decade.

   One key element of Europe's ongoing embrace of equity investing and the enhancement of shareholder value is tax reform. A leading light is Germany. The government will phase in a two-part tax reform package over the next two years; the first component, corporate and personal tax cuts, will take effect in 2001.

   In addition, Germany will eliminate a punitive capital-gains tax in 2002. This is certain to spark a wave of divestitures and redeployment of corporate capital as companies unload unwanted holdings and restructure their core businesses. It should also launch a rash of new publicly offered companies. The trend, in our view, will likely spread to France and Italy, among other markets, providing a number of interesting investment opportunities over the next few years. Also on the horizon is pension reform, and, perhaps further down the road, labor reform.

   Despite our lowered Japan position, we see good potential for a more favorable investing environment here over the next year based on several factors. The economy continues to recover, with a notable uptrend in industrial production and continued job creation. Another encouraging development is the growth of information-technology ("IT") expenditures in Japan. We believe this will be the true engine pulling the economy forward, as opposed to government spending programs, which can aid consumption but have little overall long-term positive impact. Based on our extensive contact with Japanese managements, we believe the commitment to IT capital will remain substantial, helping to boost productivity as it has in the U.S.

   Our holdings in Japan continued to include technology companies such as capital-equipment suppliers to the new economy, or "new capex" stocks. We believe these companies have good long-term prospects due to accelerating demand for telecommunications services across Asia and elsewhere. Other areas of concentration within our Japan portfolio included financial-services stocks, which stand to benefit from Japan's expanding equity culture.

   Our non-Japan Asian exposure was mostly via the economies of Taiwan and South Korea at the end of the period. We continued to avoid South East

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

Asian markets, with the notable exception of Singapore, where stocks stand to benefit from ongoing financial reforms and an improving economy.

   Elsewhere, we ended the period with an approximately 15% weighting in Canada, up from about 5% at the start of the 12 months. Our holdings here remained a mix of rapid-growth technology companies and energy names. We largely avoided Latin America throughout the period, as stocks here in our judgment remained less attractive from a risk/reward perspective compared to emerging-market stocks in Asia.

   Looking ahead, we see grounds for optimism as 2000 fades into memory. We entered the year concerned that higher-than-expected growth and inflationary pressures would result in tighter monetary conditions, and we have tried our best to hold value in the Fund within exactly such an environment. While this view was correct and we positioned ourselves for a "soft landing" scenario, the shock of the correction in the NASDAQ left all but the most defensive companies at lower prices. We believe that 2001 should shape up to be a far better year for equity markets around the world. Growth in global economies is moderating--with no evidence of severe contractions on the horizon--which should alloW for a more-supportive interest rate backdrop and help return some degree of stability to stock markets. Given the prospects for a more rational, less fear-driven, market, we expect to see ample opportunities to add value via individual company selection, and we will continue to focus on attempting to identify stocks and markets with the brightest long-term prospects.

Harold E. Sharon              P. Nicholas Edwards           Vincent J. McBride
Co-Portfolio Manager          Co-Portfolio Manager          Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

      GROWTH OF $10,000 INVESTED IN ADVISOR CLASS SHARES OF WARBURG PINCUS
        INTERNATIONAL EQUITY FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus International Equity Fund (the "Fund") from April 5, 1991 (inception) to October 31, 2000, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.

   [line graph omitted]
   plot points as follows:

                         Fund                       MSCI
                         10000                      10000
   4/30/91               9847.79                    10127.9
   5/31/91               10000                      10260.8
   6/30/91               9519.33                    9580.69
   7/31/91               10069.8                    10029.7
   8/31/91               9993.39                    9835.87
   9/30/91               10337.5                    10327.9
   10/31/91              10444.5                    10478.1
   11/30/91              10062.2                    10018.5
   12/31/91              10409.2                    10520.3
   1/31/92               10510.4                    10429.6
   2/29/92               10417                      10098.7
   3/31/92               10222.5                    9507.69
   4/30/92               10401.5                    9534.12
   5/31/92               10821.6                    10089.7
   6/30/92               10346.6                    9613.44
   7/31/92               9909.67                    9392.33
   8/31/92               9933.07                    9862.04
   9/30/92               9753.61                    9641.72
   10/31/92              9519.52                    9248.92
   11/30/92              9738                       9314.95
   12/31/92              9906.62                    9378.48
   1/31/93               10143.1                    9376.14
   2/28/93               10363.7                    9686.49
   3/31/93               11025.8                    10486.4
   4/30/93               11679.9                    11386.2
   5/31/93               11884.8                    11624
   6/30/93               11606.2                    11478
   7/31/93               12032                      11842.1
   8/31/93               12788.9                    12447.2
   9/30/93               12733.7                    12203
   10/31/93              13332.9                    12638.9
   11/30/93              13104.3                    11735.1
   12/31/93              14917.1                    12714.9
   1/31/94               16323.5                    13756.8
   2/28/94               15936.3                    13629.8
   3/31/94               14648.5                    13001
   4/30/94               14956.6                    13454.2
   5/31/94               15446.5                    13469
   6/30/94               15225.2                    13561.4
   7/31/94               15730.9                    13811.6
   8/31/94               16410.4                    14284.6
   9/30/94               16031.2                    13985.1
   10/31/94              16102.3                    14316.1
   11/30/94              15407                      13635.1
   12/31/94              14878.8                    13618.7
   01/31/95              13592.8                    12961.8
   02/28/95              13348.6                    12890.1
   03/31/95              14219.5                    13608.3
   04/30/95              14642.7                    14092.1
   05/31/95              14626.4                    14016.3
   06/30/95              14479.4                    13821.6
   07/31/95              15392.1                    14574.6
   08/31/95              15620.2                    14056.3
   09/30/95              15962.4                    14316.3
   10/31/95              15612.1                    13935.8
   11/30/95              15848.4                    14227.2
   12/31/95              16345                      14781.2
   01/31/96              16805.3                    14946.3
   02/29/96              16830.4                    14948.9
   03/31/96              16989.4                    15239.5
   04/30/96              18002.1                    15781.1
   05/31/96              17608.8                    15517.9
   06/30/96              17818                      15609.6
   07/31/96              16930.9                    15073.8
   08/31/96              17081.5                    15160.5
   09/30/96              17349.3                    15532.9
   10/31/96              17156.8                    15372.9
   11/30/96              17893.3                    15956.6
   12/31/96              17989.7                    15764.3
   01/31/97              17981                      15487
   02/28/97              18172.2                    15777.7
   03/31/97              18024.4                    15751.5
   04/30/97              18372                      15895.2
   05/31/97              19623.5                    16855.4
   06/30/97              20457.8                    17795.1
   07/31/97              21066.1                    18160.1
   08/31/97              19293.2                    16771.4
   09/30/97              20153.6                    17619.3
   10/31/97              17850.6                    16070.6
   11/30/97              17293.7                    15865.2
   12/31/97              17117.3                    16035.3
   01/31/98              17168.6                    16510.9
   02/28/98              18446                      17634.6
   03/31/98              19510.3                    18230.8
   04/30/98              20017.6                    18343.1
   05/31/98              19967.5                    17987.5
   06/30/98              19258.7                    17907.4
   07/31/98              19553.3                    18080.1
   08/31/98              16573.4                    15522.6
   09/30/98              15812.7                    15204
   10/31/98              16695                      16795.9
   11/30/98              17576.5                    17695.2
   12/31/98              17840.2                    18293.8
   01/31/99              17961.5                    18275.7
   02/28/99              17352.6                    17887.6
   03/31/99              18031.1                    18769.4
   04/30/99              18335.8                    19728.5
   05/31/99              17686.7                    18833.8
   06/30/99              19055.7                    19746.3
   07/31/99              20099.9                    20166.9
   08/31/99              20475.8                    20281.9
   09/30/99              20850.5                    20389.4
   10/31/99              21834.6                    21160.1
   11/30/99              24085.8                    21998
   12/31/99              27855.2                    24110.9
   01/31/00              25986.1                    22886.3
   02/29/00              27945.5                    23498.1
   03/31/00              27143.5                    24374.1
   04/30/00              24594.7                    22991.4
   05/31/00              23751.1                    22425.3
   06/30/00              24442.2                    23368.3
   07/31/00              22868.2                    22449.2
   08/31/00              23883.5                    22720
   09/30/00              22066                      21444
   10/31/00              20055.8                    20745.8

--------------------------------------------------------------------------------
   Average Annual
   Total Returns
   for periods ended
   10/31/00
   (Advisor Class shares)
--------------------------------------------------------------------------------
   1 year
   -8.15%
--------------------------------------------------------------------------------
   3 year
   3.95%
--------------------------------------------------------------------------------
   5 year
   5.13%
--------------------------------------------------------------------------------
   Since Inception
   (4/05/91)
   9.20%
--------------------------------------------------------------------------------

                                                                          FUND
                                                                         ------
1 Year Total Return (9/30/99 to 9/30/00)                                  5.83%
3 Year Average Annual Total Return (9/30/97 to 9/30/00)                   3.06%
5 Year Average Annual Total Return (9/30/95 to 9/30/00)                   6.69%
Average Annual Total Return Since Inception
   (4/05/91 to 9/30/00)                                                  10.19%

--------------------------------------------------------------------------------

  * The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, the Advisor Class shares of Warburg Pincus Emerging Markets Fund had a loss of 2.77%, vs. a loss of 8.80% for the Morgan Stanley Emerging Markets Free Index.

   The period was a volatile and ultimately negative one for emerging stock markets. The group initially rallied, buoyed by optimism over global economic growth and a dissipation of "Y2K" computer bug worries (emerging markets were believed to be quite vulnerable to the potential glitch). However, turmoil hit these stocks in April and May, reflecting concerns over interest rates within developed markets and a sharp downturn in the NASDAQ, the technology-heavy U.S. stock index. These factors curbed investors' appetite for risk, to put it mildly. Emerging stock markets languished over the remainder of the period, with rising energy costs and a weakening euro adding to the uncertainty.

   Against this backdrop, the Fund had a loss, hindered by the difficult environment for emerging stock markets and by weakness in certain areas, most specifically the telecommunications and electronics sectors. However, the Fund fared well vs. its benchmark, aided by good showings from specific holdings, for example, certain consumer-oriented and energy names. In terms of sector attribution, factors that supported the Fund included well-timed overweightings in China, Mexico and Turkey.

   We made few major changes to the Fund during the period with respect to regional emphasis. Our primary focus was on Asia, with a continued emphasis on North Asian economies, most specifically South Korea, Taiwan and China. Our favorable view on these markets is based on their potential to benefit from rising export demand, in particular for software and semiconductor products. In addition, we believe that valuations on a number of stocks here are compelling, both in absolute terms and compared to emerging-market technology stocks broadly. We generally continued to avoid Southeast Asia, reflecting the more attractive stocks we saw elsewhere from a risk/reward perspective.

   We ended the period with an underweighting in Eastern/Central Europe, based on our general concerns over the region's vulnerability to a weak euro and high oil prices. However, we maintained an overweighting in Turkey, reflecting our optimism over the country's ongoing International Monetary Fund-sanctioned financial reforms (though we scaled back this position late in the period based on valuation considerations). We also established a

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

modest position in Russia, where we believe the macroeconomic and political environment is improving, some near-term financial-market uncertainties notwithstanding. One weighting we pared during the period was Hungary, where we saw declining potential for positive market catalysts.

   Our Latin America exposure remained concentrated on Mexico and Brazil, the region's dominant economies. We raised our Mexican weighting in late June, in the belief that its market had fully discounted any unfavorable July election results. We then pared our weighting back to a roughly neutral position after the market rallied on the victory of the reform-minded opposition candidate. We ended the period with a modest overweighting in Brazil, which stands to benefit from an improving inflation and interest-rate backdrop. Elsewhere in the region, we established a small position in Chile.

   With regard to sector allocation, areas of emphasis for the Fund continued to include information-technology ("IT") companies, a number of which in our view have good longer-term prospects. Our IT holdings remained concentrated in Asia and Israel. We ended the period with an overweighting in telecommunications services, where our holdings included Asian cellular stocks and Latin American fixed-line names. Within the financial segment, our focus was on companies that stand to benefit from financial and economic reforms, particularly within Europe and Latin America.

   Looking ahead, emerging markets could remain weak over the next few months and perhaps beyond. Clearly, investors are concerned that a slowing global economy will hamper the group's earnings prospects, especially within certain areas. In addition, ongoing volatility in the technology area could continue to suppress investors' risk tolerance. However, we see grounds for optimism regarding these markets over the longer term. The group's valuations currently range from reasonable to very compelling. Indeed, we believe that a large number of these stocks have been oversold, priced to a "worst case" scenario in many cases. Barring another surge in oil prices or a recession in developed economies, this stands to draw increased investor attention to the group. For our part, we will continue to focus on markets where we see attractive valuations, potential for strong domestic liquidity and some degree of insulation from global concerns.

Richard Watt
Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

      GROWTH OF $10,000 INVESTED IN ADVISOR CLASS SHARES OF WARBURG PINCUS
          EMERGING MARKETS FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Emerging Markets Fund (the "Fund") from December 30, 1994 (inception) to October 31, 2000, compared to the Morgan Stanley Emerging Markets Free Index ("MS Emerging Markets Free Index")* for the same time period.

   [line graph omitted]
   plot points as follows:

                         Fund            MSCI
                         10000           10000
   01/31/95              9860            8936.2
   02/28/95              9890            8707.08
   03/31/95              10410           8762.45
   04/30/95              10570           9155.54
   05/31/95              11230           9642.52
   06/30/95              10928           9671.06
   07/31/95              11770.2         9888.08
   08/31/95              11639.8         9655.31
   09/30/95              11840.3         9609.64
   10/31/95              11329           9241.98
   11/30/95              11248.8         9077.2
   12/31/95              11702.7         9479.77
   01/31/96              12422.1         10153.5
   02/29/96              12553.8         9992.26
   03/31/96              12867.9         10070
   04/30/96              13931.8         10472.6
   05/31/96              13577.2         10426.1
   06/30/96              13415.1         10491.2
   07/31/96              12452.5         9774.3
   08/31/96              12523.4         10024.4
   09/30/96              12746.3         10111.2
   10/31/96              12371.4         9841.77
   11/30/96              12746.3         10007.1
   12/31/96              12842.5         10052.1
   01/31/97              13653.4         10737.7
   02/28/97              13977.7         11197.7
   03/31/97              13663.5         10903.5
   04/30/97              13987.9         10923
   05/31/97              14727.8         11235.5
   06/30/97              15224.5         11836.9
   07/31/97              15366.4         12013.5
   08/31/97              13572.3         10484.9
   09/30/97              13764.9         10775.5
   10/31/97              11018           9007.49
   11/30/97              10409.8         8678.71
   12/31/97              10251.6         8887.87
   01/31/98              9463.22         8190.88
   02/28/98              10795.6         9045.77
   03/31/98              11073.1         9438.17
   04/30/98              10944.6         9335.39
   05/31/98              9410.2          8056.16
   06/30/98              8813.59         7211.07
   07/31/98              8706.95         7439.66
   08/31/98              6127.95         5288.85
   09/30/98              6330.17         5624.38
   10/31/98              6863.17         6216.68
   11/30/98              7129.47         6733.72
   12/31/98              7054.61         6636.09
   01/31/99              6617.93         6529.05
   02/28/99              6490.2          6592.57
   03/31/99              7150.9          7461.28
   04/30/99              8099.11         8384.24
   05/31/99              8365.57         8335.61
   06/30/99              9420.47         9281.7
   07/31/99              9378.08         9029.24
   08/31/99              9453.1          9111.4
   09/30/99              9218.67         8803.44
   10/31/99              9623.37         8990.95
   11/30/99              11179.5         9797.44
   12/31/99              13034.1         11043.5
   01/31/00              12949.4         11109.3
   02/29/00              13876.6         11256
   03/31/00              13418.7         11311
   04/30/00              11766.8         10238.8
   05/31/00              11468           9815.54
   06/30/00              11852.1         10161.3
   07/31/00              11286.8         9638.74
   08/31/00              11308.2         9686.17
   09/30/00              10039.4         8840.37
   10/31/00              9357.77         8199.44

--------------------------------------------------------------------------------
   Average Annual
   Total Returns
   for periods ended
   10/31/00
   (Advisor Class shares)
--------------------------------------------------------------------------------
   1 year
   -2.77%
--------------------------------------------------------------------------------
   3 year
   -5.30%
--------------------------------------------------------------------------------
   5 year
   -3.75%
--------------------------------------------------------------------------------
   Since Inception
   (12/30/94)
   -1.13%
--------------------------------------------------------------------------------

                                                                        FUND
                                                                       ------

1 Year Total Return (9/30/99 to 9/30/00)                                 8.90%
3 Year Average Annual Total Return (9/30/97 to 9/30/00)                 -9.99%
5 Year Average Annual Total Return (9/30/95 to 9/30/00)                 -3.25%
Average Annual Total Return Since Inception
   (12/30/94 to 9/30/00)                                                 0.07%

--------------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, the Advisor Class shares of Warburg Pincus Global Post-Venture Capital Fund had a gain of 59.94%, vs. gains of 11.92% for the Lipper Global Funds Index, 0.09% for the Morgan Stanley World Index and 16.16% for the Russell 2000 Growth Index.

   The period was a volatile one for global stock markets. Most markets started on a strong note, only to encounter turbulence due to mounting inflation and interest-rate worries. Because most economies were growing at a healthy clip, monetary authorities were increasingly inclined to raise interest rates. Over the latter part of the period, investors became concerned that the global economy would in fact slow, perhaps dramatically, as a result of the rate hikes. In terms of returns for the 12 months, performance was largely divided along regional lines. European and North American markets had sizable gains, while Asian/Pacific markets had significant losses.

   The Fund had a large gain for the period, and handily outpaced its benchmarks. The Fund benefited from solid showings from a number of its holdings, with its European stocks performing particularly well. Standouts included the Fund's software and health-care stocks. Certain of the Fund's financial-services and energy holdings also aided its return. On the negative side, stocks that hindered the Fund included specific electronics and telecommunications holdings.

   With regard to regional allocation, we ended the period with a bias toward the U.S., which accounted for roughly half of the Fund's assets as of October 31, 2000. We entered the period with an emphasis on Europe, but we shifted in favor of the U.S., based on stock-specific factors and on our belief that Europe's economies would slow vis-a-vis the U.S. economy. Elsewhere, we raised our weighting in Japan, adding several companies late in the period that we deemed to have attractive valuations and good growth potential. Other country weightings worth noting included smaller but meaningful positions in Singapore and Israel.

   Stocks we added to the Fund included an Israel-based provider of "telemedicine" systems that allow for the remote monitoring of vital health-care information such as heart activity. The company stands to benefit from rapidly maturing populations in Europe and the U.S. (where it has expanded its presence via acquisitions) and from the desire to control health-care costs by minimizing hospital stays, a particular goal of insurers. The company

WARBURG PINCUS GLOBAL POST-VENTURECAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

received venture financing from Polaris Venture Capital, which has backed a number of Israeli companies.

   Other names we purchased included a young, rapidly growing venture-backed software provider based in the U.K. The company's multimedia products enable detailed monitoring of "call center" operations, for example by analyzing voice patterns. In addition, we added a few stocks that represent indirect plays on venture-backed companies, for example a leading Japanese provider of venture financing.

   We also added several U.S. stocks to the portfolio during the quarter. These included one of the country's fastest-growing telecommunications companies. We also added a TV/radio broadcaster and names representing the health-care and retail sectors.

   Looking ahead, we see grounds for optimism regarding global equities, notwithstanding the recent difficulties in many markets. Certainly, worries over the global economy and profits could weigh on stocks over the coming months, and volatility will no doubt remain high. But we believe that a "soft landing" scenario will ultimately prevail--most global economies are in fact growing, and there is little to suggest that severe contractions are in the offing--allowing for a more-benign interest-rate backdrop as well as returning a degree of stability to stock markets. For our part, we will continue to focus on innovative, well-financed companies with motivated managements (managers of venture-backed companies are typically significant shareholders), attempting to identify stocks with the brightest long-term prospects.

Elizabeth B. Dater                                   Harold E. Sharon
Co-Portfolio Manager                                 Co-Portfolio Manager

Federico D. Laffan                                   Jun Sung Kim
Co-Portfolio Manager                                 Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS GLOBAL POST-VENTURECAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

      GROWTH OF $10,000 INVESTED IN ADVISOR CLASS SHARES OF WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Global Post-Venture Capital Fund (the "Fund") from September 30, 1996 (inception) to October 31, 2000, compared to the Lipper Global Funds Index ("Lipper")*, the Morgan Stanley World Index ("MSCI")** and the Russell 2000 Growth Index ("Russell")*** for the same period.

   [line graph omitted]
   plot points as follows:

                     Fund            Russell       Lipper          MSCI
                     10000           10000         10000           10000
   10/31/96          9850            9568.7        10003           10055.9
   11/30/96          10009.6         9834.81       10476.1         10603.2
   12/31/96          10049.6         10026.6       10492.9         10419.2
   01/31/97          10330           10277         10726.9         10529.6
   02/28/97          9740.15         9656.52       10792.3         10635.5
   03/31/97          9119.7          8975.16       10662.8         10410.1
   04/30/97          9159.83         8871.4        10798.2         10735.2
   05/31/97          10089.5         10204.9       11458           11382.4
   06/30/97          10360           10550.9       11948.4         11935
   07/31/97          11120.4         11091.5       12545.8         12469.7
   08/31/97          10940.2         11424.4       11850.8         11620.4
   09/30/97          11720.3         12336.1       12589.1         12236.6
   10/31/97          11110.8         11595.2       11797.2         11577.3
   11/30/97          10970.8         11319.2       11822           11767
   12/31/97          10885.2         11326         11962.7         11895.1
   01/31/98          10646.8         11175         12096.9         12211.4
   02/28/98          11840.4         12161.5       12913.5         13021.8
   03/31/98          12650.2         12671.7       13563.3         13555.9
   04/30/98          13366.2         12749.4       13760.8         13672.5
   05/31/98          12847.6         11823.2       13643.1         13485.4
   06/30/98          13044.2         11944.1       13685.5         13789.7
   07/31/98          12411.6         10946.7       13691.4         13751.6
   08/31/98          9806.38         8419.73       11697.3         11901.7
   09/30/98          10221.2         9273.4        11704           12096.1
   10/31/98          10853.9         9757.1        12478.8         13173.4
   11/30/98          11787.3         10514         13166.2         13940.6
   12/31/98          12947.2         11465.5       13713.1         14605.3
   01/31/99          13507.8         11981.2       13999.7         14908.6
   02/28/99          14058.9         10885.2       13595.8         14495.6
   03/31/99          15149.9         11272.9       14062.4         15082.7
   04/30/99          16064.9         12268.4       14700.4         15660.7
   05/31/99          15804.7         12287.8       14268.1         15071.8
   06/30/99          18308.2         12935.1       14987.1         15758.4
   07/31/99          19056.9         12534.1       15027.5         15694.2
   08/31/99          19150.3         12065.3       15011.9         15648.7
   09/30/99          19223.1         12298.2       14881.3         15479.7
   10/31/99          19836.3         12613.2       15460.2         16267.6
   11/30/99          25124.7         13946.4       16499.1         16708.5
   12/31/99          31134.5         16405.1       18333.8         18044.7
   01/31/00          32028.1         16252.4       17617.5         16994.5
   02/29/00          39263.2         20033.6       18707.2         17024.9
   03/31/00          38313           17927.9       19173           18185.1
   04/30/00          34347.6         16117.7       18216.4         17399.9
   05/31/00          31424.7         14706.5       17674.8         16943.1
   06/30/00          33951.2         16606.2       18374.8         17496.7
   07/31/00          32712           15183.1       18002.3         16987.9
   08/31/00          37049.6         16780.2       18733.2         17524
   09/30/00          35530.6         15946.6       17737.3         16576.3
   10/31/00          31725.2         14652.2       17305.3         16282.9

--------------------------------------------------------------------------------
   Average Annual
   Total Returns
   for periods ended
   10/31/00
   (Advisor Class shares)
--------------------------------------------------------------------------------
   1 year
   59.94%
--------------------------------------------------------------------------------
   3 year
   41.95%
--------------------------------------------------------------------------------
   Since Inception
   (9/30/96)
   32.66%
--------------------------------------------------------------------------------

                                                                         FUND
                                                                        ------
1 Year Total Return (9/30/99 to 9/30/00)                                 84.82%
3 Year Average Annual Total Return (9/30/97 to 9/30/00)                  44.81%
Average Annual Total Return Since Inception
   (9/30/96 to 9/30/00)                                                  37.29%

--------------------------------------------------------------------------------
  * The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.
 ** The Morgan Stanley World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.
*** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       --------    -----
COMMON STOCKS (76.1%)
CANADA (14.4%)
ELECTRICAL & ELECTRONICS (3.3%)
    Descartes Systems Group, Inc.1                      714,200   $ 28,946,976
                                                                  ------------
ENERGY (6.7%)
    Anderson Exploration, Ltd.1                         809,300     14,837,485
    Berkley Petroleum Corp.1                          1,442,000      7,553,495
    Canadian Hunter Exploration, Ltd.1                  420,300      8,806,474
    Canadian Natural Resources, Ltd.1                   668,000     19,682,565
    Precision Drilling Corp.1                           247,700      7,063,287
                                                                  ------------
                                                                    57,943,306
                                                                  ------------
MEDIA (1.4%)
    Rogers Communications, Inc. Class B                 640,000     12,404,075
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (2.5%)
    C-Mac Industries, Inc.1                             392,500     21,783,750
                                                                  ------------
TELECOMMUNICATION SERVICES (0.5%)
    Axxent, Inc.1                                     1,856,700      4,498,173
                                                                  ------------
    TOTAL CANADA                                                   125,576,280
                                                                  ------------
DENMARK (1.6%)
COMMERCIAL SERVICES & SUPPLIES (0.8%)
    ISS AS                                              116,199      7,146,041
                                                                  ------------
TELECOMMUNICATION SERVICES (0.8%)
    Tele Danmark AS Class B                             137,000      6,474,974
                                                                  ------------
    TOTAL DENMARK                                                   13,621,015
                                                                  ------------
FINLAND (1.6%)
TECHNOLOGY HARDWARE & EQUIPMENT (1.2%)
    Nokia Oyj Class A                                   248,900     10,230,357
                                                                  ------------
TELECOMMUNICATION SERVICES (0.4%)
    Elisa Communication Oyj Class A                     122,905      3,406,677
                                                                  ------------
    TOTAL FINLAND                                                   13,637,034
                                                                  ------------
FRANCE (9.2%)
BANKS (2.5%)
    Banque Nationale de Paris                           247,600     21,323,478
                                                                  ------------
CAPITAL GOODS (2.8%)
    Vinci                                               492,700     24,744,838
                                                                  ------------
ENERGY (2.1%)
    Coflexip SA                                          48,800      5,646,329
    Coflexip SA ADR                                      39,100      2,231,144
    Total Fina Elf SA                                    70,507     10,076,356
                                                                  ------------
                                                                    17,953,829
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS (CONT'D)
FRANCE (cont'd)
MEDIA (1.8%)
    Lagardere Groupe SCA                                270,400   $ 15,333,684
                                                                  ------------
    TOTAL FRANCE                                                    79,355,829
                                                                  ------------
GERMANY (2.2%)
ENERGY (1.2%)
    Rwe AG                                              256,300     10,297,710
                                                                  ------------
HEALTH CARE EQUIPMENT & SERVICES (0.1%)
    Fresenius Medical ADR                                25,000        665,625
                                                                  ------------
INSURANCE (0.9%)
    Hannover Rueckversicherungs AG                       94,600      7,970,604
                                                                  ------------
    TOTAL GERMANY                                                   18,933,939
                                                                  ------------
HUNGARY (0.8%)
BANKS (0.8%)
    OTP Bank                                            144,100      6,675,691
                                                                  ------------
    TOTAL HUNGARY                                                    6,675,691
                                                                  ------------
INDIA (0.0%)
BANKS (0.0%)
    State Bank of India, Ltd.                             6,250         21,886
                                                                  ------------
ENERGY (0.0%)
    Bharat Petroleum Corp., Ltd.                            200            737
                                                                  ------------
MATERIALS (0.0%)
    Hindalco Industries, Ltd.                               203          3,098
    Reliance Industries, Ltd.                            12,010         77,740
                                                                  ------------
                                                                        80,838
                                                                  ------------
TELECOMMUNICATION SERVICES (0.0%)
    Mahanagar Telephone Nigam, Ltd.                         300            903
                                                                  ------------
    TOTAL INDIA                                                        104,364
                                                                  ------------
ITALY (4.6%)
ENERGY (1.0%)
    Saipem SpA                                        1,750,000      9,107,939
                                                                  ------------
INSURANCE (1.8%)
    Riunione Adriatica di Sicurta SPA                 1,183,000     15,512,749
                                                                  ------------
TRANSPORTATION (1.8%)
    Concessioni e Costruzioni Autostrade SpA          2,635,000     15,299,769
                                                                  ------------
    TOTAL ITALY                                                     39,920,457
                                                                  ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS (CONT'D)
JAPAN (14.0%)
CAPITAL GOODS (1.0%)
    Mitsubishi Electric Corp.                         1,210,000    $ 8,688,271
                                                                  ------------
DIVERSIFIED FINANCIALS (1.1%)
    Orix Corp.                                           86,400      9,060,479
                                                                  ------------
ELECTRICAL EQUIPMENT (3.3%)
    Furukawa Electric Co., Ltd.                       1,090,000     28,651,036
                                                                  ------------
HEALTH CARE EQUIPMENT & SERVICES (1.0%)
    Hoya Corp.                                          109,800      9,070,700
                                                                  ------------
HOUSEHOLD DURABLES (1.1%)
    Sony Corp.                                          125,000      9,982,939
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.7%)
    Rohm Co., Ltd.                                       54,100     13,630,751
    Tokyo Electron, Ltd.                                125,700      9,831,620
                                                                  ------------
                                                                    23,462,371
                                                                  ------------
SOFTWARE (1.3%)
    Konami, Ltd.                                        131,000     11,038,017
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (2.5%)
    NTT DoCoMo, Inc.                                        891     21,951,384
                                                                  ------------
    TOTAL JAPAN                                                    121,905,197
                                                                  ------------
NETHERLANDS (4.9%)
BANKS (2.4%)
    ABN AMRO Holding NV                                 898,500     20,791,912
                                                                  ------------
CAPITAL GOODS (1.4%)
    IHC Caland NV                                       277,297     12,222,561
                                                                  ------------
CONSUMER DURABLES & APPAREL (1.1%)
    Koninklijke (Royal) Philips Electronics NV          231,800      9,099,173
                                                                  ------------
    TOTAL NETHERLANDS                                               42,113,646
                                                                  ------------
SINGAPORE (2.1%)
BANKS (1.3%)
    Overseas Union Bank, Ltd.                         2,194,288     10,624,821
                                                                  ------------
TRANSPORTATION (0.8%)
    Neptune Orient Lines, Ltd.1                       8,179,000      6,942,175
                                                                  ------------
    TOTAL SINGAPORE                                                 17,566,996
                                                                  ------------
SPAIN (2.5%)
BANKS (1.4%)
    Banco Bilbao Vizcaya Argentaria SA                  900,000     11,977,215
                                                                  ------------
FOOD & DRUG RETAILING (0.8%)
    Centros Comerciales Pryca SA                        558,214      7,064,383
                                                                  ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS (CONT'D)
SPAIN (cont'd)
MEDIA (0.3%)
    Grupo Prisa SA1                                     112,600    $ 2,166,596
                                                                  ------------
    TOTAL SPAIN                                                     21,208,194
                                                                  ------------
SWEDEN (2.0%)
BANKS (2.0%)
    Nordic Baltic Holding AB                          2,285,400     17,106,800
                                                                  ------------
    TOTAL SWEDEN                                                    17,106,800
                                                                  ------------
SWITZERLAND (1.1%)
PHARMACEUTICALS & BIOTECHNOLOGY (1.1%)
    Roche Holding AG                                        941      8,593,129
                                                                  ------------
    TOTAL SWITZERLAND                                                8,593,129
                                                                  ------------
TAIWAN (2.3%)
CAPITAL GOODS (0.9%)
    Ambit Microsystems Corp.                          1,350,000      6,257,747
    Siliconware Corp.1                                3,399,900      1,502,433
                                                                  ------------
                                                                     7,760,180
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (1.4%)
    Taiwan Semiconductor Manufacturing Co.            3,967,808     12,016,270
                                                                  ------------
    TOTAL TAIWAN                                                    19,776,450
                                                                  ------------
UNITED KINGDOM (12.8%)
INSURANCE (1.0%)
    Prudential PLC                                      749,907     10,094,473
                                                                  ------------
MEDIA (1.3%)
    Reed International PLC                            1,317,500     12,186,713
                                                                  ------------
PHARMACEUTICALS & BIOTECHNOLOGY (3.9%)
    Astrazeneca Group PLC                               447,400     20,971,333
    Smithkline Beecham PLC                            1,113,800     14,394,406
                                                                  ------------
                                                                    35,365,739
                                                                  ------------
SOFTWARE & SERVICES (0.7%)
    Misys PLC                                           667,786      6,962,389
                                                                  ------------
TELECOMMUNICATION SERVICES (2.8%)
    Vodafone AirTouch PLC                             6,145,345     25,588,582
                                                                  ------------
TRANSPORTATION (2.3%)
    Railtrack Group PLC                               1,359,036     21,037,043
                                                                  ------------
UTILITIES (0.8%)
    International Power PLC                           2,049,000      8,271,481
                                                                  ------------
    TOTAL UNITED KINGDOM                                           119,506,420
                                                                  ------------
TOTAL COMMON STOCKS (Cost $615,744,158)                            665,601,441
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES     VALUE
                                                          ------     -----
PREFERRED STOCKS (2.0%)
GERMANY (2.0%)
HEALTH CARE EQUIPMENT & SERVICES (0.8%)
    Fresenius Medical Care AG ADR                       472,999    $ 6,917,610
                                                                  ------------
INSURANCE (1.2%)
    Marschollek, Lautenschlaeger und Partner AG          81,600     10,997,678
                                                                  ------------
    TOTAL GERMANY                                                   17,915,288
                                                                  ------------
TOTAL PREFERRED STOCKS (Cost $14,343,639)                           17,915,288
                                                                  ------------
WARRANT (0.5%)
CANADA (0.5%)
SOFTWARE & SERVICES (0.5%)
    Wysdom, Inc. (Private Placement)
    (Cost $4,163,896)1,2                                365,254      4,163,896
                                                                  ------------
SHORT TERM INVESTMENTS (18.9%)
    Institutional Money Market Trust                123,709,469    123,709,469
    RBB Money Market Portfolio                       41,430,309     41,430,309
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (Cost $165,139,778)                   165,139,778
                                                                  ------------
TOTAL INVESTMENTS AT VALUE (97.5%) (Cost $799,391,471 3)           852,820,403
OTHER ASSETS IN EXCESS OF LIABILITIES (2.5%)                        21,528,661
                                                                  ------------
NET ASSETS (100.0%)                                               $874,349,064
                                                                  ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Illiquid.
 3 Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS (87.9%)
BRAZIL (10.8%)
ENERGY (2.6%)
    Petroleo Brasileiro SA ADR (Common shares)1          22,200     $  645,187
    Petroleo Brasileiro SA ADR (Preference shares)       37,300        989,177
                                                                  ------------
                                                                     1,634,364
                                                                  ------------
FOOD & DRUG RETAILING (1.3%)
    Companhia Brasileira de Distribuicao Grupo
      Pao de Acucar ADR                                  23,700        844,312
                                                                  ------------
FOOD, BEVERAGE & TOBACCO (1.6%)
    Companhia de Bebidas das Americas (Ambev) ADR        44,875      1,012,492
                                                                  ------------
MATERIALS (1.3%)
    Companhia Vale do Rio Doce ADR                       36,000        841,500
                                                                  ------------
TELECOMMUNICATION SERVICES (3.5%)
    Embratel Participacoes SA ADR                        56,500        914,594
    Tele Norte Leste Participacoes SA ADR                59,455      1,315,442
                                                                  ------------
                                                                     2,230,036
                                                                  ------------
UTILITIES (0.5%)
    Centrais Electricas Brasileiras ADR                  33,600        298,425
                                                                  ------------
    TOTAL BRAZIL                                                     6,861,129
                                                                  ------------
CHILE (1.5%)
FOOD & DRUG RETAILING (0.4%)
    Distribucion y Servicio SA ADR                       15,400        275,275
                                                                  ------------
FOOD, BEVERAGE & TOBACCO (0.5%)
    Compania Cervecerias Unidas SA ADR1                  15,000        289,688
                                                                  ------------
TELECOMMUNICATION SERVICES (0.0%)
    Companhia de Telecomunicaciones de Chile SA ADR1        100          1,525
                                                                  ------------
UTILITIES (0.6%)
    Enersis SA ADR1                                      21,400        379,850
                                                                  ------------
    TOTAL CHILE                                                        946,338
                                                                  ------------
CHINA (5.4%)
ENERGY (1.8%)
    PetroChina Co., Ltd.                              5,348,000      1,124,619
                                                                  ------------
REAL ESTATE (0.1%)
    China Resources Enterprises Co., Ltd.                40,000         45,135
                                                                  ------------
TELECOMMUNICATION SERVICES (2.0%)
    China Unicom ADR1                                    63,265      1,296,933
                                                                  ------------
TRANSPORTATION (0.6%)
    Guangshen Railway Co., Ltd.                       3,121,476        380,236
                                                                  ------------
UTILITIES (0.9%)
    Huaneng Power International, Inc. ADR                36,700        559,675
                                                                  ------------
    TOTAL CHINA                                                      3,406,598
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES       VALUE
                                                        ------       -----
COMMON STOCKS (CONT'D)
EGYPT (0.0%)
BANKS (0.0%)
    Commercial International Bank, Ltd.                      26   $        228
                                                                  ------------
    TOTAL EGYPT                                                            228
                                                                  ------------
GREECE (2.8%)
BANKS (1.2%)
    Alpha Credit Bank                                    20,705        763,644
                                                                  ------------
TELECOMMUNICATION SERVICES (1.6%)
    Hellenic Telecommunication Organization SA ADR      113,200        990,500
                                                                  ------------
    TOTAL GREECE                                                     1,754,144
                                                                  ------------
HONG KONG (5.9%)
AUTOMOBILES & COMPONENTS (0.1%)
    Denway Motors, Ltd.1                                428,000         69,149
                                                                  ------------
CAPITAL GOODS (1.3%)
    Citic Pacific, Ltd.                                 212,000        850,844
                                                                  ------------
CONSUMER DURABLES & APPAREL (0.1%)
    Guangdong Kelon Electrical Holdings Co., Ltd.        40,738          7,574
    Li & Fung, Ltd.                                      20,000         37,185
                                                                  ------------
                                                                        44,759
                                                                  ------------
DIVERSIFIED FINANCIALS (0.0%)
    Beijing Enterprises Holding Co.                      11,100         10,105
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (1.3%)
    Legend Holdings, Ltd.                               944,000        798,888
                                                                  ------------
TELECOMMUNICATION SERVICES (3.1%)
    China Mobile, Ltd.1                                   2,500         16,108
    China Mobile, Ltd. ADR1                              64,400      1,972,250
                                                                  ------------
                                                                     1,988,358
                                                                  ------------
    TOTAL HONG KONG                                                  3,762,103
                                                                  ------------
HUNGARY (1.3%)
BANKS (0.5%)
    OTP Bank RT                                           5,364        248,497
    OTP Bank RT ADR                                       1,400         64,858
                                                                  ------------
                                                                       313,355
                                                                  ------------
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
    Gedeon Richter                                        3,000        144,750
                                                                  ------------
TELECOMMUNICATION SERVICES (0.6%)
    Matav RT ADR                                         14,800        347,800
                                                                  ------------
    TOTAL HUNGARY                                                      805,905
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES       VALUE
                                                        ------       -----
COMMON STOCKS (CONT'D)
INDIA (3.6%)
AUTOMOBILES & COMPONENTS (0.2%)
    Mahindra & Mahindra, Ltd.1                            1,750   $      4,787
    Mahindra and Mahindra, Ltd. GDR                      31,400         86,350
                                                                  ------------
                                                                        91,137
                                                                  ------------
BANKS (0.3%)
    State Bank of India, Ltd. GDR                        32,100        216,675
                                                                  ------------
CAPITAL GOODS (0.0%)
    Larsen & Toubro, Ltd.                                 2,093          6,621
    Larsen & Toubro, Ltd. GDR                             1,800         11,340
                                                                  ------------
                                                                        17,961
                                                                  ------------
DIVERSIFIED FINANCIALS (0.0%)
    Morgan Stanley India Investment Fund, Inc.1             100          1,056
                                                                  ------------
ENERGY (0.2%)
    Hindustan Petroleum Corp., Ltd.                      32,400         73,989
    Reliance Industries, Ltd.                             4,659         30,157
                                                                  ------------
                                                                       104,146
                                                                  ------------
FOOD, BEVERAGE & TOBACCO (0.4%)
    ITC Agro-Tech, Ltd. GDR                              15,200        275,880
                                                                  ------------
MATERIALS (1.1%)
    Grasim Industries, Ltd.                                 500          2,170
    Hindalco Industries, Ltd. GDR                        12,500        190,000
    Reliance Industries, Ltd. GDR                        36,804        493,174
                                                                  ------------
                                                                       685,344
                                                                  ------------
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
    Ranbaxy Laboratories, Ltd.1                           7,200        124,200
                                                                  ------------
SOFTWARE & SERVICES (0.8%)
    Infosys Technologies, Ltd. ADR1                       3,500        481,250
    Pentamedia Graphics, Ltd.                               200          1,487
    SSI, Ltd.1                                            8,400         38,892
                                                                  ------------
                                                                       521,629
                                                                  ------------
TELECOMMUNICATION SERVICES (0.4%)
    Videsh Sanchar Nigam, Ltd. ADR                       30,800        227,150
                                                                  ------------
    TOTAL INDIA                                                      2,265,178
                                                                  ------------
ISRAEL (3.8%)
SOFTWARE & SERVICES (2.2%)
    Check Point Software Technologies, Ltd.1              8,809      1,395,125
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (1.6%)
    Orbotech, Ltd.1                                      18,850        997,872
                                                                  ------------
    TOTAL ISRAEL                                                     2,392,997
                                                                  ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES     VALUE
                                                           ------     -----
COMMON STOCKS (CONT'D)
MALAYSIA (3.8%)
BANKS (1.3%)
    Malayan Banking BHD                                   211,000 $    844,027
                                                                  ------------
HOTELS RESTAURANTS & LEISURE (1.1%)
    Genting BHD                                            77,405      197,593
    Resorts World                                         132,000      231,007
    Tanjong PLC                                           130,000      242,902
                                                                  ------------
                                                                       671,502
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.6%)
    Digi.com BHD1                                         234,000      351,011
                                                                  ------------
UTILITIES (0.8%)
    Tenaga Nasional BHD                                   160,351      519,047
                                                                  ------------
    TOTAL MALAYSIA                                                   2,385,587
                                                                  ------------
MEXICO (10.4%)
BANKS (2.1%)
    Grupo Financiero Banamex Accival SA de CV Class O1    408,444      634,205
    Grupo Financiero Bancomer SA de CV Class O1         1,154,810      714,350
                                                                  ------------
                                                                     1,348,555
                                                                  ------------
FOOD, BEVERAGE & TOBACCO (2.2%)
    Coca-Cola Femsa SA ADR                                 28,126      539,668
    Grupo Modelo SA de CV Class C                         321,143      855,691
                                                                  ------------
                                                                     1,395,359
                                                                  ------------
MATERIALS (0.5%)
    Cemex SA de CV ADR1                                    16,534      349,281
    Kimberly-Clark de Mexico SA de CV Class A                  17           43
                                                                  ------------
                                                                       349,324
                                                                  ------------
MEDIA (1.1%)
    Grupo Televisa SA1                                     12,700      687,388
                                                                  ------------
RETAILING (1.6%)
    Wal-Mart de Mexico SA de CV1                           42,000    1,011,579
                                                                  ------------
TELECOMMUNICATION SERVICES (2.9%)
    Telefonos de Mexico SA ADR                             34,000    1,833,875
                                                                  ------------
    TOTAL MEXICO                                                     6,626,080
                                                                  ------------
POLAND (0.5%)
TELECOMMUNICATION SERVICES (0.5%)
    Telekomunikacja Polska SA                              58,725      300,806
                                                                  ------------
    TOTAL POLAND                                                       300,806
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES       VALUE
                                                         ------       -----
COMMON STOCKS (CONT'D)
RUSSIA (3.2%)
ENERGY (2.5%)
    Lukoil Holding ADR                                   16,700   $    891,780
    Surgutneftegaz ADR                                   50,700        651,495
                                                                  ------------
                                                                     1,543,275
                                                                  ------------
UTILITIES (0.7%)
    Unified Energy Systems ADR                           37,200        470,580
                                                                  ------------
    TOTAL RUSSIA                                                     2,013,855
                                                                  ------------
SINGAPORE (0.0%)
BANKS (0.0%)
    Oversea-Chinese Banking Corp., Ltd.                     242          1,544
                                                                  ------------
MEDIA (0.0%)
    Singapore Press Holdings, Ltd.                           39            558
                                                                  ------------
    TOTAL SINGAPORE                                                      2,102
                                                                  ------------
SOUTH AFRICA (7.5%)
BANKS (1.5%)
    Standard Bank Investment Corp., Ltd.                266,671        934,945
                                                                  ------------
CAPITAL GOODS (1.1%)
    Imperial Holdings, Ltd.1                            103,677        725,609
                                                                  ------------
DIVERSIFIED FINANCIALS (0.4%)
    Johnnic Holdings, Ltd.                               19,993        227,479
                                                                  ------------
FOOD, BEVERAGE & TOBACCO (1.1%)
    South African Breweries PLC                         120,223        720,527
                                                                  ------------
INSURANCE (1.4%)
    Liberty Group, Ltd.1                                120,305        918,383
                                                                  ------------
MATERIALS (2.0%)
    Anglogold, Ltd.                                      14,101        401,100
    Anglo American Platinum Corp., Ltd.                   5,900        230,114
    De Beers Consolidated Mines, Ltd. ADR                22,000        613,250
                                                                  ------------
                                                                     1,244,464
                                                                  ------------
    TOTAL SOUTH AFRICA                                               4,771,407
                                                                  ------------
SOUTH KOREA (9.5%)
BANKS (1.9%)
    Housing & Commercial Bank of Korea                   39,017        938,155
    Housing & Commercial Bank of Korea GDR                1,823         44,208
    Kookmin Bank                                         18,700        213,722
                                                                  ------------
                                                                     1,196,085
                                                                  ------------
MATERIALS (0.6%)
    Pohang Iron & Steel Co., Ltd.                         5,600        325,427
    Pohang Iron & Steel Co., Ltd. ADR                     1,800         28,463
                                                                  ------------
                                                                       353,890
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                          NUMBER
                                                            OF
                                                          SHARES     VALUE
                                                          ------     -----
COMMON STOCKS (CONT'D)
SOUTH KOREA (cont'd)
TECHNOLOGY HARDWARE & EQUIPMENT (2.1%)
    Samsung Electro-Mechanics Co.1                        8,750     $  280,010
    Samsung Electronics Co., Ltd.                         8,605      1,078,026
                                                                  ------------
                                                                     1,358,036
                                                                  ------------
TELECOMMUNICATION SERVICES (3.2%)
    Korea Telecom Corp.                                  12,047        709,606
    Korea Telecom Corp. ADR                               1,800         66,375
    SK Telecom Co., Ltd.                                  5,937      1,265,733
                                                                  ------------
                                                                     2,041,714
                                                                  ------------
UTILITIES (1.7%)
    Korea Electric Power Corp.1                          45,510      1,016,258
    Korea Electric Power Corp. ADR1                       2,600         31,688
                                                                  ------------
                                                                     1,047,946
                                                                  ------------
    TOTAL SOUTH KOREA                                                5,997,671
                                                                  ------------
TAIWAN (11.0%)
BANKS (1.8%)
    Bank Sinopac1                                       902,900        375,280
    Chinatrust Commercial Bank                        1,228,600        778,318
                                                                  ------------
                                                                     1,153,598
                                                                  ------------
CONSUMER DURABLES & APPAREL (1.6%)
    Far Eastern Textile, Ltd.                         1,212,000        996,270
                                                                  ------------
MATERIALS (1.4%)
    China Steel Corp.                                   399,000        230,572
    Formosa Plastics Corp.                              442,000        703,433
                                                                  ------------
                                                                       934,005
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (6.2%)
    Asustek Computer, Inc.                              122,000        606,986
    Hon Hai Precision Industry                           45,500        237,624
    Macronix International Co., Ltd. ADR1                 1,935         27,332
    Taiwan Semiconductor Manufacturing Co., Ltd.1       525,000      1,589,931
    Taiwan Semiconductor Manufacturing Co., Ltd. ADR1     1,000         22,688
    United Microelectronics Co., Ltd.1                  471,620        830,730
    Via Technologies, Inc.1                              71,000        509,025
    Winbond Electronics Corp.1                          102,765         99,399
                                                                  ------------
                                                                     3,923,715
                                                                  ------------
    TOTAL TAIWAN                                                     7,007,588
                                                                  ------------
TURKEY (6.3%)
BANKS (2.2%)
    Dogan Yayin Holding AS1                          60,564,486        789,418
    Yapi Ve Kredi Bankasi AS1                        68,502,224        591,910
                                                                  ------------
                                                                     1,381,328
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES       VALUE
                                                         ------         ------
COMMON STOCKS (CONT'D)
TURKEY (cont'd)
CONSUMER DURABLES & APPAREL (0.6%)
    Vestel Elektronik Sanayi Ve Ticaret AS1           1,900,000   $    389,566
                                                                  ------------
DIVERSIFIED FINANCIALS (2.9%)
    Koc Holding AS                                    9,676,166        616,441
    Turkiye Is Bankasi AS Class C                    63,832,800      1,215,308
                                                                  ------------
                                                                     1,831,749
                                                                  ------------
TELECOMMUNICATION SERVICES (0.6%)
    Turkcell Iletisim Hizmetleri AS ADR1                 37,900        414,531
                                                                  ------------
    TOTAL TURKEY                                                     4,017,174
                                                                  ------------
UNITED STATES (0.6%)
SOFTWARE & SERVICES (0.6%)
    AsiaInfo Holdings, Inc.1                             33,100        401,338
                                                                  ------------
    TOTAL UNITED STATES                                                401,338
                                                                  ------------
TOTAL COMMON STOCKS (Cost $60,052,214)                              55,718,228
                                                                  ------------
PREFERRED STOCKS (0.5%)
BRAZIL (0.5%)
BANKS (0.5%)
    Banco Itau SA1                                    3,837,808        298,633
                                                                  ------------
ENERGY (0.0%)
    Petroleo Brasileiro SA                                    1             27
                                                                  ------------
    TOTAL BRAZIL                                                       298,660
                                                                  ------------
TAIWAN (0.0%)
BANKS (0.0%)
    Taishin International Bank                              735            225
                                                                  ------------
    TOTAL TAIWAN                                                           225
                                                                  ------------
TOTAL PREFERRED STOCKS (Cost $303,917)                                 298,885
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES       VALUE
                                                         ------       -----
RIGHT (0.0%)
THAILAND (0.0%)
TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Co., Ltd. (Cost $0)1       191,874    $         0
                                                                   -----------
SHORT TERM INVESTMENTS (5.8%)
    Institutional Money Market Trust                    604,224        604,224
    RBB Money Market Portfolio                        3,063,331      3,063,331
                                                                   -----------
TOTAL SHORT TERM INVESTMENTS (Cost $3,667,555)                       3,667,555
                                                                   -----------
TOTAL INVESTMENTS AT VALUE (94.2%) (Cost $64,023,686 2)             59,684,668
OTHER ASSETS IN EXCESS OF LIABILITIES (5.8%)                         3,700,902
                                                                   -----------
NET ASSETS (100.0%)                                                $63,385,570
                                                                   ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                         GDR = Global Depository Receipt

--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Cost for federal income tax purposes is $65,384,434.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES        VALUE
                                                        -------       -----
COMMON STOCKS (89.8%)
BRAZIL (0.4%)
TELECOMMUNICATION SERVICES (0.4%)
    Celular Crt Participacoes SA1                     2,420,000    $   793,813
                                                                   -----------
    TOTAL BRAZIL                                                       793,813
                                                                   -----------
CANADA (3.8%)
CAPITAL GOODS (0.6%)
    ATS Automated Tooling Systems, Inc.1                 50,000        887,221
    Stuart Energy Systems Corp.1                         23,000        347,882
                                                                   -----------
                                                                     1,235,103
                                                                   -----------
ENERGY (0.5%)
    Berkley Petroleum Corp.1                            200,000      1,047,641
                                                                   -----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.5%)
    Biovail Corp.1                                       27,900      1,173,544
                                                                   -----------
MEDIA (0.7%)
    Shaw Communications, Inc. Class B                    77,900      1,601,819
                                                                   -----------
SOFTWARE & SERVICES (1.3%)
    Descartes Systems Group, Inc.1                       72,500      2,938,471
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.2%)
    Nortel Networks Corp.                                 7,368        335,246
                                                                   -----------
    TOTAL CANADA                                                     8,331,824
                                                                   -----------
FRANCE (1.1%)
MEDIA (0.6%)
    Ipsos SA                                             14,000      1,447,777
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Infovista SA1                                        26,670      1,028,604
                                                                   -----------
    TOTAL FRANCE                                                     2,476,381
                                                                   -----------
GERMANY (3.8%)
CAPITAL GOODS (1.3%)
    Jenoptik AG                                         106,400      2,926,645
                                                                   -----------
SOFTWARE & SERVICES (2.1%)
    Articon Information Systems AG1                      25,866      1,721,126
    Intershop Communications AG1                         15,300        674,386
    Telesens AG1                                         43,900      2,307,119
                                                                   -----------
                                                                     4,702,631
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.4%)
    BE Semiconductor Industries NV                       84,000        783,223
                                                                   -----------
    TOTAL GERMANY                                                    8,412,499
                                                                   -----------
INDIA (0.2%)
SOFTWARE & SERVICES (0.2%)
    Silverline Technologies, Ltd.                        67,500        437,788
                                                                   -----------
    TOTAL INDIA                                                        437,788
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES       VALUE
                                                        -------      -----
COMMON STOCKS (CONT'D)
IRELAND (0.8%)
TELECOMMUNICATION SERVICES (0.8%)
    Parthus Technologies PLC1                           510,000    $ 1,740,342
                                                                   -----------
    TOTAL IRELAND                                                    1,740,342
                                                                   -----------
ISRAEL (4.0%)
HEALTH CARE EQUIPMENT & SERVICES (1.4%)
    Card-Guard Scientific Survival, Ltd.1                52,000      3,130,544
                                                                   -----------
SOFTWARE & SERVICES (1.2%)
    Check Point Software Technologies, Ltd.1             16,000      2,534,000
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.8%)
    Audiocodes, Ltd.1                                    17,000        672,562
    Gilat Satellite Networks1                            22,300      1,141,481
                                                                   -----------
                                                                     1,814,043
                                                                   -----------
TELECOMMUNICATION SERVICES (0.6%)
    Amdocs, Ltd.1                                        20,560      1,332,545
                                                                   -----------
    TOTAL ISRAEL                                                     8,811,132
                                                                   -----------
JAPAN (5.9%)
COMMERCIAL SERVICES & SUPPLIES (1.2%)
    Omega Project Co., Ltd.1                            380,000      1,280,747
    Venture Link Co., Ltd.                               22,000      1,269,390
                                                                   -----------
                                                                     2,550,137
                                                                   -----------
COMPUTERS & PERIPHERALS (0.6%)
    Obic Co., Ltd.                                        4,000      1,337,164
                                                                   -----------
DIVERSIFIED FINANCIALS (0.3%)
    Japan Associated Finance Co., Ltd.                    7,000        743,683
                                                                   -----------
ELECTRICAL EQUIPMENT (1.7%)
    Furukawa Electric Co., Ltd.                         142,000      3,732,520
                                                                   -----------
HEALTH CARE EQUIPMENT & SERVICES (0.4%)
    Moritex Corp.                                        18,000        873,736
                                                                   -----------
SPECIALTY RETAIL (0.2%)
    Jac Co., Ltd.                                        27,400        529,499
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Micronics Japan Co., Ltd.                            69,000        992,158
                                                                   -----------
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
    NTT DoCoMo, Inc.                                         90      2,217,312
                                                                   -----------
    TOTAL JAPAN                                                     12,976,209
                                                                   -----------
LUXEMBURG (1.2%)
SOFTWARE & SERVICES (1.2%)
    Thiel Logistik AG1                                   16,500      2,545,476
                                                                   -----------
    TOTAL LUXEMBURG                                                  2,545,476
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES         VALUE
                                                         ------         -----
COMMON STOCKS (CONT'D)
NETHERLANDS (0.5%)
ENERGY (0.5%)
    Petroplus International NV                            77,386    $ 1,029,854
                                                                    -----------
    TOTAL NETHERLANDS                                                 1,029,854
                                                                    -----------
NORWAY (1.3%)
ENERGY (1.3%)
    Fred Olsen Energy ASA1                               120,000        870,950
    Navis ASA1                                         1,100,000      1,431,154
    Petroleum Geo - Services ADR1                         41,300        565,294
                                                                    -----------
                                                                      2,867,398
                                                                    -----------
    TOTAL NORWAY                                                      2,867,398
                                                                    -----------
SINGAPORE (0.5%)
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Chartered Semiconductor Manufacturing, Ltd. ADR1      22,540      1,048,110
                                                                    -----------
    TOTAL SINGAPORE                                                   1,048,110
                                                                    -----------
SOUTH KOREA (0.1%)
TELECOMMUNICATION SERVICES (0.1%)
    SK Telecom Co., Ltd. ADR                               9,100        228,069
                                                                    -----------
    TOTAL SOUTH KOREA                                                   228,069
                                                                    -----------
SPAIN (1.7%)
DIVERSIFIED FINANCIALS (0.4%)
    Dinamia Capital Privado Sociedad de Capital Riesgo SA 74,100        797,693
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE (0.6%)
    NH Hoteles SA                                        125,500      1,414,846
                                                                    -----------
SOFTWARE & SERVICES (0.7%)
    Indra Sistemas SA                                    155,400      1,562,246
                                                                    -----------
    TOTAL SPAIN                                                       3,774,785
                                                                    -----------
SWEDEN (0.5%)
SOFTWARE & SERVICES (0.0%)
    Protect Data AB1                                       7,800         90,302
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Micronic Laser System AB1                             34,600      1,029,053
                                                                    -----------
    TOTAL SWEDEN                                                      1,119,355
                                                                    -----------
SWITZERLAND (2.0%)
CONSUMER DURABLES & APPAREL (1.2%)
    Gretag Imaging Group                                  14,300      2,568,781
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.8%)
    Logitech International SA1                             5,600      1,712,929
                                                                    -----------
    TOTAL SWITZERLAND                                                 4,281,710
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES       VALUE
                                                        ------       -----
COMMON STOCKS (CONT'D)
TAIWAN (0.4%)
CAPITAL GOODS (0.4%)
    Ambit Microsystems Corp.                            201,000    $   931,709
                                                                   -----------
    TOTAL TAIWAN                                                       931,709
                                                                   -----------
UNITED KINGDOM (11.3%)
BANKS (0.8%)
    London Pacific Group, Ltd. ADR                      122,800      1,734,550
                                                                   -----------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
    Nestor Healthcare Group PLC                         152,000      1,098,078
                                                                   -----------
CONSUMER DURABLES & APPAREL (0.8%)
    Mentmore Abbey PLC                                  573,000      1,659,946
                                                                   -----------
DIVERSIFIED FINANCIALS (2.9%)
    3i Group PLC                                        154,900      3,520,159
    Amvescap PLC ADR                                     25,860      2,931,877
                                                                   -----------
                                                                     6,452,036
                                                                   -----------
MEDIA (2.1%)
    EMAP PLC                                             90,000      1,058,581
    Eyretel PLC1                                        670,500      1,879,112
    Informa Group PLC                                   163,000      1,781,110
                                                                   -----------
                                                                     4,718,803
                                                                   -----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.6%)
    Oxford Glycosciences PLC1                            36,500      1,323,716
                                                                   -----------
SOFTWARE & SERVICES (2.0%)
    Autonomy Corp. PLC1                                  43,800      2,238,790
    Orchestream Holdings PLC1                           267,000      2,142,102
                                                                   -----------
                                                                     4,380,892
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.6%)
    Arc International PLC1                              276,300      1,354,101
                                                                   -----------
TELECOMMUNICATION SERVICES (1.0%)
    Bookham Technology PLC ADR1                          25,100        845,556
    Skyepharma PLC1                                   1,200,000      1,411,441
                                                                   -----------
                                                                     2,256,997
                                                                   -----------
    TOTAL UNITED KINGDOM                                            24,979,119
                                                                   -----------
UNITED STATES (50.3%)
BANKS (0.8%)
    Mellon Financial Corp.                               37,300      1,799,725
                                                                   -----------
CAPITAL GOODS (0.5%)
    DSP Group, Inc.1                                     38,900      1,103,787
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES     VALUE
                                                         ------     -----
COMMON STOCKS (CONT'D)
UNITED STATES (cont'd)
COMMERCIAL SERVICES & SUPPLIES (1.3%)
    Acxiom Corp.1                                        38,000    $ 1,529,500
    DeVry, Inc.1                                         33,400      1,233,712
                                                                   -----------
                                                                     2,763,212
                                                                   -----------
CONSUMER DURABLES (1.8%)
    Polycom, Inc.1                                       42,400      2,756,000
    ValueVision International, Inc.1                     56,400      1,142,100
                                                                   -----------
                                                                     3,898,100
                                                                   -----------
DIVERSIFIED FINANCIALS (1.9%)
    Gabelli Asset Management, Inc. Class A1              49,400      1,778,400
    Knight Trading Group, Inc.1                          48,800      1,460,950
    T. Rowe Price Associates, Inc.                       20,300        950,294
                                                                   -----------
                                                                     4,189,644
                                                                   -----------
ENERGY (2.4%)
    Chaparral Resources, Inc.1                            5,556         36,114
    Cooper Cameron Corp.1                                30,600      1,667,700
    Nabors Industries, Inc.1                             30,400      1,547,360
    Newfield Exploration Co.1                            52,900      1,996,975
                                                                   -----------
                                                                     5,248,149
                                                                   -----------
HEALTHCARE EQUIPMENT & SERVICES (4.0%)
    Advance Paradigm, Inc.1                              83,600      4,085,950
    Community Health Care1                              116,800      3,292,300
    Oxford Health Plans, Inc.1                           44,200      1,491,750
                                                                   -----------
                                                                     8,870,000
                                                                   -----------
HOTELS, RESTAURANTS & LEISURE (1.3%)
    MGM Mirage, Inc.                                     61,700      2,132,506
    New York Restaurant Group, Inc.1,2                   77,720        749,998
                                                                   -----------
                                                                     2,882,504
                                                                   -----------
INSURANCE (0.9%)
    Ambac Financial Group, Inc.                          23,500      1,875,594
                                                                   -----------
LIMITED PARTNERSHIPS (1.4%)
    Boston Ventures V L.P.3                             876,235        876,235
    New Enterprise Associates VII L.P.3               2,114,600      2,114,600
                                                                   -----------
                                                                     2,990,835
                                                                   -----------
MEDIA (5.5%)
    Cablevision Systems Corp.1                           20,600      1,534,700
    Clear Channel Communications, Inc.1                  14,570        875,111
    Entravision Communications Corp.1                   104,400      1,846,575
    Getty Images, Inc.1                                  31,800      1,009,650
    Harte-Hanks Communications, Inc.                     69,300      1,533,262
    MaMaMedia, Inc.1,2                                   92,592        499,997
    TMP Worldwide, Inc.1                                 23,400      1,628,859

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES       VALUE
                                                        ------       -----
COMMON STOCKS (CONT'D)
UNITED STATES (cont'd)
MEDIA (cont'd)
    USA Networks, Inc.1                                  73,400    $ 1,486,350
    Westwood One, Inc.1                                  96,900      1,835,044
                                                                   -----------
                                                                    12,249,548
                                                                   -----------
PHARMACEUTICALS & BIOTECHNOLOGY (4.7%)
    Affymetrix, Inc.1                                    13,600        753,100
    Amgen, Inc.1                                         19,400      1,123,987
    Celgene Corp.1                                       15,200        978,500
    Gilead Sciences, Inc.1                               11,300        971,800
    IVAX Corp.1                                          54,600      2,375,100
    Millennium Pharmaceuticals, Inc.1                    14,700      1,066,669
    Praecis Pharmaceuticals, Inc.1                       35,800        908,425
    Progenics Pharmaceuticals, Inc.1                     44,200      1,088,425
    Watson Pharmaceuticals, Inc.1                        17,100      1,069,819
                                                                   -----------
                                                                    10,335,825
                                                                   -----------
REAL ESTATE (0.2%)
    Pinnacle Holdings, Inc.1                             31,780        500,535
                                                                   -----------
RETAILING (0.3%)
    AnnTaylor Stores Corp.1                              27,900        837,000
                                                                   -----------
SOFTWARE & SERVICES (9.9%)
    BEA Systems, Inc.1                                   38,700      2,776,725
    BISYS Group, Inc.1                                   36,800      1,734,200
    Documentum, Inc.1                                    20,900      1,776,500
    Excalibur Technologies Corp.1                        78,200      4,604,025
    Exodus Communications, Inc.1                         39,200      1,315,650
    Inktomi Corp.1                                       13,900        881,781
    Intuit, Inc.1                                        56,500      3,471,219
    Juniper Networks, Inc.1                              16,700      3,256,500
    Netcentives, Inc.1                                    1,728         12,312
    Planetweb, Inc.1,2                                  183,800        999,872
    Veritas Software Corp.1                               7,350      1,036,465
                                                                   -----------
                                                                    21,865,249
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (11.7%)
    Avanex Corp.1                                        10,400      1,056,250
    Broadcom Corp., Class A                              14,854      3,303,158
    C-Mac Industries, Inc.1                              25,000      1,387,500
    CIENA Corp.1                                         36,270      3,812,884
    Cisco Systems, Inc.1                                119,332      6,429,011
    Flextronics International, Ltd.1                     81,400      3,093,200
    KLA-Tencor Corp.1                                    13,800        466,613
    Manufacturers' Services Ltd.                         44,400        435,675
    Maxim Integrated Products, Inc.1                     25,140      1,667,096
    Network Appliance, Inc.1                              8,660      1,030,540
    Sun Microsystems, Inc.1                              28,200      3,126,675
                                                                   -----------
                                                                    25,808,602
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES       VALUE
                                                        ------       -----
COMMON STOCKS (CONT'D)
UNITED STATES (cont'd)
TELECOMMUNICATION SERVICES (1.7%)
    Foundry Networks, Inc.1                              19,700    $ 1,308,819
    Globespan, Inc.                                       8,200        630,888
    Redback Networks Inc.                                11,900      1,266,606
    Sycamore Networks, Inc.1                             10,400        657,800
                                                                  ------------
                                                                     3,864,113
                                                                  ------------
    TOTAL UNITED STATES                                            111,082,422
                                                                  ------------
TOTAL COMMON STOCKS (Cost $168,668,600)                            197,867,995
                                                                  ------------
WARRANTS (0.2%)
CANADA (0.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    OCI Communications, Inc.1                            90,600        219,494
                                                                  ------------
SOFTWARE & SERVICES (0.0%)
    Wysdom, Inc. (Private Placement)1,2                  20,000        228,000
                                                                  ------------
    TOTAL CANADA                                                       447,494
                                                                  ------------
TOTAL WARRANTS (Cost $1,239,045)                                       447,494
                                                                  ------------
SHORT TERM INVESTMENTS (7.2%)
    Institutional Money Market Trust                  5,580,201      5,580,201
    RBB Money Market Portfolio                       10,285,489     10,285,489
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (Cost $15,865,690)                     15,865,690
                                                                  ------------

                                     MATURITY    RATE%     PAR
                                     --------    -----   -------
U.S. TREASURY OBLIGATIONS (0.3%)
    U.S. Treasury Bill               01/04/01    5.780   $529,000      523,253
    U.S. Treasury Note               11/30/01    5.875    220,000      219,107
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $743,119)                        742,360
                                                                  ------------
TOTAL INVESTMENTS AT VALUE (97.5%) (Cost $186,516,454 4)           214,923,539
OTHER ASSETS IN EXCESS OF LIABILITIES (2.5%)                         5,512,041
                                                                  ------------
NET ASSETS (100.0%)                                               $220,435,580
                                                                  ============

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
 1 Non-income producing security.
 2 Illiquid security.
 3 Restricted security.
 4 Cost for federal income tax purposes is $186,951,959.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------

                                                   INTERNATIONAL   EMERGING    GLOBAL POST-VENTURE
                                                       EQUITY       MARKETS         CAPITAL
                                                    ------------  -----------  -------------------
ASSETS
    Investments at value (Cost - $799,391,471,
      $64,023,686, and $186,516,454, respectively)  $852,820,403  $59,684,668   $214,923,539
    Foreign currency (Cost - $3,557,024, $2,905,212
      and $130,873 respectively)                       3,495,624    2,816,158        125,717
    Receivable for investments sold                   52,066,424       52,653      5,635,288
    Receivable for Fund shares sold                   23,259,363    1,556,175      1,552,359
    Dividends, interest and reclaim receivable         1,726,491       26,449        108,660
    Receivable from investment adviser                         0       67,900              0
    Prepaid expenses and other assets                    107,917       64,868         46,494
                                                    ------------  -----------   ------------
      Total Assets                                   933,476,222   64,268,871    222,392,057
                                                    ------------  -----------   ------------
LIABILITIES
    Advisory fee payable                                 764,947       54,721         30,692
    Administrative fee payable                            76,495        2,611         42,848
    Directors' fee payable                                 3,175        2,826          2,825
    Payable for investments purchased                 56,101,466      713,819      1,350,779
    Payable for Fund shares redeemed                   1,221,245       40,091        287,497
    Accrued expenses payable                             959,830       61,452        241,836
    Other liabilities                                          0        7,781              0
                                                    ------------  -----------   ------------
      Total Liabilities                               59,127,158      883,301      1,956,477
                                                    ------------  -----------   ------------
NET ASSETS
    Capital stock, $0.001 par value                       43,702        7,017          7,971
    Paid-in capital                                  642,117,846  108,495,400    195,743,374
    Accumulated undistributed net investment income    4,862,639      185,785             0
    Accumulated net realized gain (loss) from investments
      and foreign currency transactions              174,148,850  (40,874,777)    (3,701,674)
    Net unrealized appreciation (depreciation) from
      investments and foreign currency translations   53,176,027   (4,427,855)    28,385,909
                                                    ------------  -----------   ------------
      Net Assets                                    $874,349,064  $63,385,570   $220,435,580
                                                    ============  ===========   ============
COMMON SHARES
    Net assets                                      $708,317,180  $60,481,869   $211,822,049
                                                    ------------  -----------   ------------
    Shares outstanding                                35,292,874    6,696,304      7,655,976
                                                    ------------  -----------   ------------
    Net asset value, offering price and redemption price
      per share                                     $      20.07  $      9.03   $      27.67
                                                    ============  ===========   ============
ADVISOR SHARES
    Net assets                                      $166,031,884  $    66,421   $  8,613,531
                                                    ------------  -----------   ------------
    Shares outstanding                                 8,408,724        7,567        314,797
                                                    ------------  -----------   ------------
    Net asset value, offering price and redemption price
      per share                                     $      19.75  $      8.78   $      27.36
                                                    ============  ===========   ============
INSTITUTIONAL SHARES
    Net assets                                      $        N/A  $ 2,837,280   $        N/A
                                                    ------------  -----------   ------------
    Shares outstanding                                       N/A     313,520             N/A
                                                    ------------  -----------   ------------
    Net asset value, offering price and redemption price
      per share                                     $        N/A  $      9.05   $        N/A
                                                    ============  ===========   ============

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                                                  GLOBAL
                                                   INTERNATIONAL    EMERGING    POST-VENTURE
                                                      EQUITY         MARKETS      CAPITAL
                                                   -------------  ------------  ------------
INVESTMENT INCOME:
    Dividends                                      $  17,387,610  $  3,284,632  $    468,770
    Interest                                           2,643,490       204,651       795,816
    Foreign Taxes Withheld                            (1,222,512)     (133,268)      (55,593)
                                                   -------------  ------------  ------------
      Total investment income                         18,808,588     3,356,015     1,208,993
                                                   -------------  ------------  ------------
EXPENSES:
    Investment advisory fees                          12,091,912     1,124,537     1,719,601
    Administrative Services fees                       2,230,242       177,220       307,556
    Shareholder servicing/distribution fees            1,198,464       217,229       356,200
    Transfer agent fees                                  935,883       138,325       203,327
    Custodian/Sub-custodian fees                         844,626       139,131        79,978
    Interest expense                                     494,989       148,803           962
    Printing fees                                        308,989       104,108        73,381
    Audit fees                                            80,677        17,721        17,953
    Registration fees                                     65,920        80,562       106,189
    Legal fees                                            63,583        40,920        26,907
    Directors fees                                        12,955         5,375         9,163
    Insurance expense                                          0         2,238         1,829
    Offering/Organizational costs                              0         7,386           805
    Miscellaneous expense                                 47,532             0         6,056
                                                   -------------  ------------  ------------
                                                      18,375,772     2,203,555     2,909,907
    Less: fees waived and
      transfer agent offsets                            (246,504)     (728,419)     (627,754)
                                                   -------------  ------------  ------------
      Total expenses                                  18,129,268     1,475,136     2,282,153
                                                   -------------  ------------  ------------
        Net investment income (loss)                     679,320     1,880,879    (1,073,160)
                                                   -------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain (loss) from investments
      (net of capital gains taxes of $1,479,574
      for Emerging Markets                           204,055,535    18,272,445    (3,618,756)
    Net  realized  loss  from  foreign
      currency  transactions                          (2,056,135)     (524,520)      (52,793)
    Net change in unrealized appreciation
      (depreciation) from investments               (203,705,985)  (15,159,359)  (17,437,246)
    Net change in unrealized appreciation
      (depreciation) from foreign currency
      translations (net of estimated
      deferred capital gain taxes of
      $(46,366) for Emerging Markets)                    (60,791)   (1,275,338)      (16,094)
                                                   -------------  ------------  ------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency related items  (1,767,376)    1,313,228   (21,124,889)
                                                   -------------  ------------  ------------
    Net increase (decrease) in net assets
      resulting from operations                    $  (1,088,056) $  3,194,107  $(22,198,049)
                                                   =============  ============  ============

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            INTERNATIONAL EQUITY
                                                     -----------------------------------
                                                          FOR THE           FOR THE
                                                        YEAR ENDED        YEAR ENDED
                                                     OCTOBER 31, 2000  OCTOBER 31, 1999
                                                     ----------------  ----------------
FROM OPERATIONS:
  Net investment income                              $      679,320   $     6,265,096
  Net realized gain from investments and foreign
    currency transactions                               201,999,400       141,496,862
  Net change in unrealized appreciation
    (depreciation) from investments
    and foreign currency translations                  (203,766,776)      205,467,968
                                                     --------------   ---------------
    Net increase (decrease) in net assets
      resulting from operations                          (1,088,056)      353,229,926
                                                     --------------   ---------------
FROM DIVIDENDS:
  Dividends from net investment income
     Common Class shares                                 (6,691,499)                0
     Advisor Class Shares                                  (449,429)                0
                                                     --------------   ---------------
    Net decrease in net assets from dividends            (7,140,928)                0
                                                     --------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                        3,134,024,802     1,825,106,334
  Reinvestment of dividends                               6,699,210                 0
  Net asset value of shares redeemed                 (3,460,666,486)   (2,559,755,180)
                                                     --------------   ---------------
    Net decrease in net assets from capital
      share transactions                               (319,942,474)     (734,648,846)
                                                     --------------   ---------------
    Net decrease in net assets                         (328,171,458)     (381,418,920)
NET ASSETS:
  Beginning of year                                   1,202,520,522     1,583,939,442
                                                     --------------   ---------------
  End of year                                        $  874,349,064   $ 1,202,520,522
                                                     ==============   ===============
UNDISTRIBUTED NET INVESTMENT INCOME:                 $    4,862,639   $     5,901,701
                                                     ==============   ===============

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)
--------------------------------------------------------------------------------

                                            EMERGING MARKETS           GLOBAL POST-VENTURE CAPITAL
                                   --------------------------------- ---------------------------------
                                          FOR THE        FOR THE         FOR THE          FOR THE
                                        YEAR ENDED     YEAR ENDED      YEAR ENDED        YEAR ENDED
                                   OCTOBER 31, 2000 OCTOBER 31, 1999 OCTOBER 31, 2000 OCTOBER 31, 1999
                                   ---------------- ---------------- ---------------- ----------------
FROM OPERATIONS:
  Net investment income (loss)         $   1,880,879   $     361,573   $  (1,073,160)  $   (33,163)
  Net realized gain (loss) from investments
    and foreign currency transactions
    (net of capital gains taxes of
    $1,479,574 and $722,400, respectively,
    for Emerging Markets)                 17,747,925       2,606,242      (3,671,549)    1,880,888
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency translations (net of
    estimated deferred capital gains taxes
    of $(46,366) and $46,366, respectively,
    for Emerging Markets)                (16,434,697)     20,089,488     (17,453,340)    1,068,574
                                       -------------   -------------   -------------   -----------
    Net increase (decrease) in net assets
      resulting from operations            3,194,107      23,057,303     (22,198,049)    2,916,299
                                       -------------   -------------   -------------   -----------
FROM DISTRIBUTIONS:
  Distributions from net realized gains
    Common Class shares                            0               0      (1,914,397)      (11,449)
    Advisor Class shares                           0               0         (15,707)           (4)
                                       -------------   -------------   -------------   -----------
  Net decrease in net assets from
    distributions                                  0               0      (1,930,104)      (11,453)
                                       -------------   -------------   -------------   -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares           341,488,567     164,611,366     280,571,617     4,476,418
  Exchange value of shares due to merger   7,789,270               0      90,509,223             0
  Reinvestment of distributions                    0               0       1,656,495        11,073
  Net asset value of shares redeemed    (356,911,101)   (180,058,486)   (135,490,070)   (3,738,167)
                                       -------------   -------------   -------------   -----------
    Net increase (decrease) in net assets
      from capital share transactions     (7,633,264)    (15,447,120)    237,247,265       749,324
                                       -------------   -------------   -------------   -----------
    Net increase (decrease) in net assets (4,439,157)      7,610,183     213,119,112     3,654,170
NET ASSETS:
  Beginning of year                       67,824,727      60,214,544       7,316,468     3,662,297
                                       -------------   -------------   -------------   -----------
  End of year                          $  63,385,570   $  67,824,727   $ 220,435,580   $ 7,316,467
                                       =============   =============   =============   ===========
UNDISTRIBUTED NET INVESTMENT INCOME:   $     185,785   $           0   $           0   $         0
                                       =============   =============   =============   ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                 FOR THE YEAR ENDED OCTOBER 31
                                         -------------------------------------------------
                                           2000       1999      1998      1997      1996
                                         --------   --------  --------  --------  --------
PER-SHARE DATA
  Net asset value, beginning of year     $  21.54   $  16.47  $  20.54  $  20.50  $  19.16
                                         --------   --------  --------  --------  --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)              (0.12)      0.03      0.041     0.04      0.18
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)          (1.63)      5.04     (1.36)     0.78      1.68
                                         --------   --------  --------  --------  --------
      Total from investment activities      (1.75)      5.07     (1.32)     0.82      1.86
                                         --------   --------  --------  --------  --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income      (0.04)      0.00     (0.03)    (0.04)    (0.52)
  Distributions from net realized gains      0.00       0.00     (2.72)    (0.74)     0.00
                                         --------   --------  --------  --------  --------
      Total dividends and distributions     (0.04)      0.00     (2.75)    (0.78)    (0.52)
                                         --------   --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR             $  19.75   $  21.54  $  16.47  $  20.54  $  20.50
                                         ========   ========  ========  ========  ========
Total return                                (8.15)%    30.78%    (6.49)%    4.04%     9.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)   $166,032   $231,990  $300,266  $500,473  $500,465
    Ratio of expenses to average
      net assets2                            1.92%      1.94%     1.76%     1.76%     1.81%
    Ratio of net investment income to
       average net assets                    (.34)%      .14%      .21%      .15%      .18%
Portfolio turnover rate                    113.17%    116.35%    95.44%    61.80%    32.49%

--------------------------------------------------------------------------------
1 Per share information is calculated using the average shares outstanding method.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .02%, .01%, .00%, .01% and .01% for the years October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90%, 1.93%, 1.76%, 1.75% and 1.80% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                FOR THE YEAR ENDED OCTOBER 31
                                          -------------------------------------------
                                           2000      1999     1998     1997    1996
                                          ------    ------  -------  -------  -------
PER-SHARE DATA
  Net asset value, beginning of year      $ 9.03    $ 6.44  $ 10.87  $ 12.21  $ 11.30
                                          ------    ------  -------  -------  -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)              0.07      0.04     0.21     0.00    (0.08)
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)         (0.32)     2.55    (4.16)   (1.33)    1.11
                                          ------    ------  -------  -------  -------
      Total from investment activities     (0.25)     2.59    (3.95)   (1.33)    1.03
                                          ------    ------  -------  -------  -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income      0.00      0.00    (0.04)    0.00    (0.05)
  Distributions from net realized gains     0.00      0.00    (0.44)   (0.01)   (0.07)
                                          ------    ------  -------  -------  -------
      Total dividends and distributions     0.00      0.00    (0.48)   (0.01)   (0.12)
                                          ------    ------  -------  -------  -------
NET ASSET VALUE, END OF YEAR              $ 8.78    $ 9.03  $  6.44  $ 10.87  $ 12.21
                                          ======    ======  =======  =======  =======
Total return                               (2.77)%   40.22%  (37.71)% (10.94)%   9.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)    $   67    $   42   $   26  $   266  $   149
  Ratio of expenses to average
    net assets1                             1.92%     1.91%    1.90%    1.90%    1.90%
  Ratio of net investment income (loss)
     to average net assets                   .29%      .81%    1.01%    (.09)%   (.57)%
  Decrease reflected in above
    operating expense ratios due to
    waivers/reimbursements                   .75%      .80%     .94%     .58%     .65%
Portfolio turnover rate                   232.47%   196.07%  125.59%   92.48%   61.84%

--------------------------------------------------------------------------------
1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .02%, .01%, .00%, .00% and .00% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                               FOR THE YEAR ENDED OCTOBER 31
                                          ------------------------------------------
                                           2000     1999     1998     1997     1996 1
                                          ------   ------   ------   ------   ------
PER-SHARE DATA
    Net asset value, beginning of period  $19.09   $10.46   $11.11   $ 9.85   $10.00
                                          ------   ------   ------   ------   ------
INVESTMENT ACTIVITIES:
    Net investment loss                    (0.16)   (0.12)2  (0.15)   (0.15)    0.00
    Net gains (losses) on investments and
      foreign currency related items (both
      realized and unrealized)             11.24     8.78    (0.11)    1.41    (0.15)
                                          ------   ------   ------   ------   ------
      Total from investment activities     11.08     8.66    (0.26)    1.26    (0.15)
                                          ------   ------   ------   ------   ------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income    0.00     0.00    (0.28)    0.00     0.00
    Distributions from net realized gains  (2.81)   (0.03)   (0.11)    0.00     0.00
                                          ------   ------   ------   ------   ------
      Total dividends and distributions    (2.81)   (0.03)   (0.39)    0.00     0.00
                                          ------   ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD            $27.36   $19.09   $10.46   $11.11   $ 9.85
                                          ======   ======   ======   ======   ======
Total return                               59.94%   83.06%   (2.31)%  12.79%   (1.50)%3
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (000s omitted)                         $8,614   $   54   $    1   $    1   $    6
  Ratio of expenses to average
    net assets4                             1.92%    1.91%    1.90%    1.90%    1.90%5
  Ratio of net investment loss to
    average net assets                     (1.02)%  (1.24)%  (1.26)%  (1.15)%   (.78)%5
  Decrease reflected in above operating
    expense ratios due to
    waivers/reimbursements                   .44%    1.27%   45.95%   11.16%   22.23%5
Portfolio turnover rate                    95.51%  239.88%  186.67%  207.25%    5.85%

--------------------------------------------------------------------------------
1 For the period September 30, 1996 (inception date) through October 31, 1996. 2 Per share information is calculated using the average shares outstanding method.
3  Non annualized.
4 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .02%, .01%, .00%, .00% and .00% for each of the years ended October 31, 2000, 1999, 1998 and 1997 and for the period ended October 31, 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90% for each of the years ended October 31, 2000, 1999, 1998, and 1997 and for the period ended October 31, 1996, respectively.
5  Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus International Equity Fund ("International Equity") and the Warburg Pincus Global Post-Venture Capital Fund ("Global Post-Venture Capital"), each a Maryland Corporation, are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies, and the Warburg Pincus Emerging Markets Fund ("Emerging Markets"), a Maryland Corporation, is registered under the 1940 Act as a non-diversified, open-end management investment company (each, a "Fund" and collectively, the "Funds").

   Investment objectives for each Fund are as follows: International Equity seeks long-term capital appreciation; Emerging Markets seeks growth of capital; and Global Post-Venture Capital seeks long-term growth of capital.

   Emerging Markets offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. International Equity and Global Post-Venture Capital currently offer the Common Class shares and Advisor Class shares. Common, Advisor, and Institutional shares in each Fund represent an equal pro rata interest in each Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for Emerging Markets and Global Post-Venture Capital bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of each Fund's Common Class shares. Common Class shares of International Equity and Institutional
Class shares of Emerging Markets are not subject to shareholder servicing or distribution fees. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed .75% of the average daily net asset value of the relevant Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

   Effective close of business on February 25, 2000, Global Post-Venture Capital acquired all of the net assets of the Warburg Pincus Post-Venture Capital Fund ("Post-Venture Capital") in a tax-free exchange of shares. The shares exchanged were 2,547,701 shares (valued at $85,282,770) of the Common Class of Global Post-Venture Capital for 3,239,800 shares of the Common Class of Post-Venture Capital and 157,637 shares (valued at $5,226,453) of the Advisor Class of Global Post-Venture Capital for 202,781 shares of the Advisor Class of Post-Venture Capital. Post-Venture Capital's net assets of $90,509,223 at that date, which consisted of $44,516,377 of unrealized appreciation, were combined with those of Global Post-Venture Capital. The aggregate net assets of Post-Venture Capital and Global Post-

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

Venture  Capital   immediately  before  the  acquisition  were  $90,509,223  and
$64,801,541, respectively and the combined net assets of Global Post-Venture Capital were $155,310,764.

   Effective close of business on February 11, 2000, Emerging Markets acquired all of the net assets of the Warburg Pincus Emerging Markets II Fund ("Emerging Markets II") in a tax-free exchange of shares. The shares exchanged were 119,041 shares (valued at $1,697,652) of the Common Class of Emerging Markets for 79,472 shares of the Common Class of Emerging Markets II and 427,128 shares (valued at $6,091,618) of the Institutional Class of Emerging Markets for 285,285 shares of the Institutional Class of Emerging Markets II. The Emerging Markets II net assets of $7,789,270 at that date, which consisted of $1,364,481 of unrealized appreciation, were combined with those of Emerging Markets. The aggregate net assets of Emerging Markets II and Emerging Markets immediately before the acquisition were $7,789,270 and $124,330,766, respectively and the combined net assets of Emerging Markets were $132,120,036.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Global Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Fund values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Each Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Funds to operational and other risks as well. Some countries may have restrictions that could limit the Funds' access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Funds to increased volatility or substantial declines in value.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2000, none of the Funds had open forward foreign currency contracts.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

   Costs incurred in connection with the organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM"), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2000, the Funds had no investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense.

   For the year ended October 31, 2000, the Funds received credits or reimbursements under this arrangement as follows:

           FUND                                                    AMOUNT
           ----                                                   --------
           International Equity                                   $246,504
           Emerging Markets                                         17,326
           Global Post-Venture Capital                              24,780

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM serves as each Fund's investment advisor. For its investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:

           FUND                                          ANNUAL RATE
           ------                              ---------------------------------
           International Equity                1.00% of average daily net assets
           Emerging Markets                    1.25% of average daily net assets
           Global Post-Venture Capital         1.25% of average daily net assets

   For the year ended October 31, 2000, investment advisory fees and waivers were as follows:

                                         GROSS                     NET
           FUND                      ADVISORY FEE    WAIVER    ADVISORY FEE
           ----                      ------------  ---------   ------------
           International Equity       $12,091,912  $       0   $12,091,912
           Emerging Markets             1,124,537   (711,093)      413,444
           Global Post-Venture Capital  1,719,601   (596,536)    1,123,065

   Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for Global Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Fund's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as each Fund's co-administrators. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.

   For the year ended October 31, 2000, administrative services fees earned by CSAMSI were as follows:

           FUND                                          CO-ADMINISTRATION FEE
           ----                                         -----------------------
           International Equity                              $1,209,191
           Emerging Markets                                      57,162
           Global Post-Venture Capital                          137,568

   For its administrative services through July 31, 2000, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ----------------------              --------------------------------
           First $250 million                  .12% of average daily net assets
           Next $250 million                   .10% of average daily net assets
           Next $250 million                   .08% of average daily net assets
           Over $750 million                   .05% of average daily net assets

   Effective August 1, 2000, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ----------------------               --------------------------------
           First $500 million                   .11% of average daily net assets
           Next $1 billion                      .09% of average daily net assets
           Over $1.5 billion                    .07% of average daily net assets

   For the year ended October 31, 2000, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                                                                  NET
  FUND                     CO-ADMINISTRATION FEE  WAIVER  CO-ADMINISTRATION FEE
  ----                     ---------------------  ------  ---------------------
  International Equity         $1,021,051         $    0      $1,021,051
  Emerging Markets                120,058              0         120,058
  Global Post-Venture Capital     169,988         (6,438)        163,550

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   In addition to serving as each Fund's co-administrator, CSAMSI served as the distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to the fund. On August 1, 2000, CSAMSI replaced PDI as distributor to the Funds. No compensation was payable by the Funds to PDI for distribution services. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class shares of the Emerging Markets Fund and the Global Post-Venture Capital Fund and at an annual rate of .50% of the Advisor Class shares of the International Equity Fund, Emerging Markets Fund, and Global Post-Venture Fund. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services.

   For the year ended October 31, 2000, shareholder servicing and distribution fees paid to CSAMSI were as follows:

                                              SHAREHOLDER SERVICING
                                                 DISTRIBUTION FEE
                                              ---------------------
           FUND
           ----
           International Equity
            Advisor Class shares                    $1,198,464
                                                    ==========
           Emerging Markets
            Common Class shares                     $  216,842
            Advisor Class shares                           387
                                                    ----------
                                                    $  217,229
                                                    ==========
           Global Post-Venture Capital
            Common Class shares                     $  331,640
            Advisor Class shares                        24,560
                                                    ----------
                                                    $  356,200
                                                    ==========

3. LINE OF CREDIT

     The Funds, together with other funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

 .075% per annum on the entire amount of the Credit Facility which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 2000, there were no loans outstanding for any of the Funds. During the year ending October 31, 2000, the Funds had the following borrowings under the line of credit agreement.

                                                        AVERAGE       MAXIMUM
                                      AVERAGE DAILY    INTEREST     DAILY LOAN
           FUND                       LOAN BALANCE      RATE %      OUTSTANDING
           ----                       -------------    ---------    ------------
           International Equity       $5,264,770        6.490%      $79,341,000
           Emerging Markets            1,600,603        6.672        13,366,000

4. INVESTMENTS IN SECURITIES

   For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           FUND                                   PURCHASES         SALES
           ----                                --------------   ----------------
           International Equity                $3,100,579,260   $3,428,871,819
           Emerging Markets                       336,329,007      349,306,774
           GlobalPost-Venture Capital             248,782,182      121,071,241

   At October 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                      UNREALIZED     UNREALIZED   NET UNREALIZED
           FUND                      APPRECIATION   DEPRECIATION  APPRECIATION
           ----                      ------------   ------------  --------------
           International Equity      $114,002,527   $(60,573,595)   $53,428,932
           Emerging Markets             4,689,657    (10,389,423)    (5,699,766)
           Global Post-Venture Capital 45,901,838    (17,930,258)    27,971,580

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

   International Equity and Global Post-Venture Capital are authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are classified as Advisor Class shares and one billion shares are classified as Common Class shares. The Emerging Markets Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common shares, one billion are classified as Advisor shares, and one billion are classified as Institutional shares. Transactions in classes of each Fund were as follows:

                                                    INTERNATIONAL EQUITY FUND
              ------------------------------------------------------------------------------------------------------------------
                                        COMMON CLASS SHARES                                ADVISOR CLASS SHARES
              ------------------------------------------------------------  ----------------------------------------------------
                   FOR THE YEAR ENDED              FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                    OCTOBER 31, 2000                OCTOBER  31,1999            OCTOBER 31, 2000            OCTOBER 31,1999
              -----------------------------  -----------------------------  -------------------------  -------------------------
                 SHARES          VALUE          SHARES          VALUE         SHARES        VALUE        SHARES       VALUE
              ------------  ---------------  ------------  ---------------  ----------  -------------  ----------  -------------
Shares sold    123,478,077  $ 3,048,465,478    93,224,012  $ 1,778,780,264   3,464,050  $  85,559,324   2,460,276  $  46,326,070
Shares issued in
  reinvestment
  of dividends     256,151        6,250,071             0                0      18,613        449,139           0              0
Shares
  repurchased (132,806,901)  (3,318,259,113) (126,018,150)  (2,378,091,713) (5,843,253)  (142,407,373) (9,926,602)  (181,663,467)
              ------------  ---------------  ------------  ---------------  ----------  -------------  ----------  -------------
Net decrease    (9,072,673) $  (263,543,564)  (32,794,138) $  (599,311,449) (2,360,590) $ (56,398,910) (7,466,326) $(135,337,397)
              ============  ===============  ============  ===============  ==========  =============  ==========  =============

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                                EMERGING MARKETS
               ----------------------------------------------------------------------------------------------------
                                        COMMON CLASS SHARES                         ADVISOR CLASS SHARES
               ---------------------------------------------------------   ----------------------------------------
                     FOR THE YEAR ENDED          FOR THE YEAR  ENDED       FOR THE YEAR ENDED    FOR THE YEAR ENDED
                      OCTOBER 31, 2000            OCTOBER  31,1999          OCTOBER 31, 2000      OCTOBER 31, 1999
               ---------------------------   ---------------------------   -------------------   ------------------
                  SHARES         VALUE          SHARES         VALUE       SHARES      VALUE     SHARES    VALUE
               -----------   -------------   -----------   -------------   -------   ---------   ------   --------
Shares sold     29,336,126   $ 341,084,971    20,639,374   $ 164,584,361    19,088   $ 239,930    3,005   $ 27,005
Shares exchanged
  due to merger    119,041       1,697,652             0               0         0           0        0          0
Shares
  repurchased  (30,071,481)   (355,261,716)  (22,454,708)   (180,042,232)  (16,175)   (201,146)  (2,367)   (16,254)
               -----------   -------------   -----------   -------------   -------   ---------   ------   --------
Net increase/
  (decrease)      (616,314)  $ (12,479,093)   (1,815,334)  $ (15,457,871)    2,913   $  38,784      638   $ 10,751
               ===========   =============   ===========   =============   =======   =========   ======   ========

                      EMERGING MARKETS
            ------------------------------------
                  INSTITUTIONAL CLASS SHARES
            ------------------------------------
                      FOR THE YEAR ENDED
                       OCTOBER 31, 2000
            ------------------------------------
                   SHARES         VALUE
                  --------     -----------
Shares sold         12,601       $ 163,666
Shares exchanged
  due to merger    427,128       6,091,618
Shares
  repurchased     (126,209)     (1,448,239)
                  --------     -----------
Net increase       313,520     $ 4,807,045
                  ========     ===========

                                                      GLOBAL POST-VENTURE CAPITAL
               ---------------------------------------------------------------------------------------------------
                                       COMMON CLASS SHARES                         ADVISOR CLASS SHARES
               ---------------------------------------------------------   ---------------------------------------
                    FOR THE YEAR ENDED            FOR THE YEAR ENDED       FOR THE YEAR ENDED   FOR THE YEAR ENDED
                     OCTOBER 31, 2000              OCTOBER 31, 1999         OCTOBER 31, 2000     OCTOBER 31, 1999
                --------------------------      ------------------------   -------------------   -----------------
                  SHARES         VALUE           SHARES         VALUE       SHARES    VALUE      SHARES     VALUE
                ----------   -------------      --------     -----------   ------- -----------   ------    -------
Shares sold      9,113,501   $ 273,832,742       251,394     $ 4,427,359   225,968 $ 6,738,875    2,700    $49,059
Shares exchanged
  due to merger  2,547,701      85,282,770             0               0   157,637   5,226,453        0          0
Shares issued in
  reinvestment
  of distributions  67,715       1,654,263           971          11,069        92       2,232        0          4
Shares
  repurchased   (4,450,270)   (133,359,377)     (222,874)     (3,738,096)  (71,708) (2,130,693)      (4)       (71)
                ----------   -------------      --------     -----------   ------- -----------    -----    -------
Net increase     7,278,647   $ 227,410,398        29,491     $   700,332   311,989 $ 9,836,867    2,696    $48,992
                ==========   =============      ========     ===========   ======= ===========    =====    =======

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

6. NET ASSETS

   At October 31, 2000, capital contributions, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and foreign currency transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, equity swap transactions and foreign taxes on capital gains. International Equity and Emerging Markets reclassified $5,422,546 and ($1,695,094), respectively, from accumulated net realized gain (loss) on investments and foreign currency transactions to accumulated undistributed net investment income (loss). Global Post-Venture reclassified $52,810 from accumulated net realized loss on investments and foreign currency transactions and $1,073,160 from accumulated net investment loss to paid in capital. Net investment income, net realized gain
(loss)   on   investments   and  net   assets   were  not   affected   by  these
reclassifications.

7. CAPITAL LOSS CARRYOVER

   At October 31, 2000, capital loss carryovers available to offset possible future capital gains of the Funds were as follows:

                           CAPITAL LOSS CARRYOVER EXPIRING IN
                           ----------------------------------     TOTAL CAPITAL
        FUND                            2006            2008      LOSS CARRYOVER
        ----                        -----------      ---------    --------------
        Emerging Markets            $39,514,029            $ 0     $39,514,029
        Global Post-Venture                   0      3,266,167       3,266,167

   Included in paid in capital are capital loss carryovers that were acquired as a result of the merger between Emerging Markets II and Emerging Markets. There may be limitations on their use in accordance with IRS regulations.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS

   Emerging Markets offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. International Equity and Global Post-Venture Capital currently offer the Common Class shares and Advisor Class shares. Common, Advisor, and Institutional shares in each Fund represent an equal pro rata interest in each Fund. The financial highlights for a Common Class share of the Funds as well as the financial highlights for an Institutional Class share of Emerging Markets are as follows:

                                                       INTERNATIONAL EQUITY
                                        ------------------------------------------------------
                                                          COMMON CLASS
                                        ------------------------------------------------------
                                                  FOR THE YEAR ENDED OCTOBER 31,
                                        ------------------------------------------------------
                                          2000      1999       1998        1997       1996
                                        --------  --------  ----------  ----------  ----------
PER-SHARE DATA
Net asset value,
  beginning of year                     $  21.88  $  16.64  $    20.76  $    20.69  $    19.30
                                        --------  --------  ----------  ----------  ----------
INVESTMENT ACTIVITIES:
  Net investment income                     0.03      0.13        0.12 1      0.04        0.22
  Net gains (losses) on investments and
    foreign currency related items (both
    realized and unrealized)               (1.68)     5.11       (1.38)       0.88        1.73
                                        --------  --------  ----------  ----------  ----------
      Total from investment activities     (1.65)     5.24       (1.26)       0.92        1.95
                                        --------  --------  ----------  ----------  ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income     (0.16)     0.00       (0.14)      (0.11)      (0.56)
  Distributions from net realized gains     0.00      0.00       (2.72)      (0.74)       0.00
                                        --------  --------  ----------  ----------  ----------
      Total dividends and distributions    (0.16)     0.00       (2.86)      (0.85)      (0.56)
                                        --------  --------  ----------  ----------  ----------
NET ASSET VALUE, END OF YEAR            $  20.07  $  21.88  $    16.64  $    20.76  $    20.69
                                        ========  ========  ==========  ==========  ==========
Total return                               (7.68)%   31.49%      (6.12)%      4.54%      10.35%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)  $708,317  $970,531  $1,283,673  $2,312,042  $2,885,453
  Ratio of expenses to average net assets2  1.42%     1.44%       1.36%       1.33%       1.38%
  Ratio of net investment income to
    average net assets                       .15%      .59%        .65%        .56%        .62%
Portfolio turnover rate                   113.17%   116.35%      95.44%      61.80%      32.49%

--------------------------------------------------------------------------------
1  Per share  information is  calculated  using the average  shares  outstanding method.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .02%, .01%, .00%, .01% and .01% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.40%, 1.43%, 1.36%, 1.32% and 1.37% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                         EMERGING MARKETS
                                          -------------------------------------------------
                                                           COMMON CLASS
                                          -------------------------------------------------
                                                  FOR THE YEAR ENDED OCTOBER 31,
                                          -------------------------------------------------
                                            2000      1999      1998      1997      1996
                                          -------   -------   -------   --------   -------
PER-SHARE DATA
Net asset value, beginning of year        $  9.27   $  6.59   $ 10.82   $  12.19   $  11.28
                                          -------   -------   -------   --------   --------
INVESTMENT ACTIVITIES:
  Net investment income                      0.04      0.05      0.11       0.04       0.07
  Net gains (losses) on investments and
    foreign currency related items (both
    realized and unrealized)                (0.28)     2.63     (3.86)     (1.34)      0.99
                                          -------   -------   -------   --------   --------
      Total from investment activities      (0.24)     2.68     (3.75)     (1.30)      1.06
                                          -------   -------   -------   --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income       0.00      0.00     (0.04)     (0.03)     (0.08)
  Distributions from net realized gains      0.00      0.00     (0.44)     (0.04)     (0.07)
                                          -------   -------   -------   --------   --------
      Total dividends and distributions      0.00      0.00     (0.48)     (0.07)     (0.15)
                                          -------   -------   -------   --------   --------
NET ASSET VALUE, END OF YEAR              $  9.03   $  9.27   $  6.59   $  10.82   $  12.19
                                          =======   =======   =======   ========   ========
Total return                                (2.59)%   40.67%   (35.95)%   (10.71)%     9.46%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)    $60,482   $67,783   $60,189   $155,806   $218,421
  Ratio of expenses to average net assets1   1.67%     1.66%     1.65%      1.66%      1.62%
  Ratio of net investment income to average
    net assets                                .44%      .55%     1.00%       .24%       .31%
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements      .79%      .73%      .63%       .46%       .77%
Portfolio turnover rate                    232.47%   196.07%   125.59%     92.48%     61.84%

--------------------------------------------------------------------------------
1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .02%, .01%, .00%, .01% and .01% for the years ending October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65%, 1.65% and 1.61% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                    GLOBAL POST-VENTURE CAPITAL
                                            -----------------------------------------------
                                                           COMMON CLASS
                                            -----------------------------------------------
                                                   FOR THE YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------
                                              2000       1999      1998       1997    19961
                                            --------    ------    ------     ------  ------
PER-SHARE DATA
    Net asset value, beginning of period    $  19.25    $10.53    $11.15     $ 9.86  $10.00
                                            --------    ------    ------     ------  ------
INVESTMENT ACTIVITIES:
    Net investment loss                        (0.13)    (0.09)    (0.02)     (0.13)   0.00
    Net gains (losses) on investments and foreign
      currency related items (both realized
      and unrealized)                          11.35      8.84     (0.20)      1.42   (0.14)
                                            --------    ------    ------     ------  ------
      Total from investment activities         11.22      8.75     (0.22)      1.29   (0.14)
                                            --------    ------    ------     ------  ------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income        0.00      0.00     (0.29)      0.00    0.00
    Distributions from net realized gains      (2.80)    (0.03)    (0.11)      0.00    0.00
                                            --------    ------    ------     ------  ------
      Total dividends and distributions        (2.80)    (0.03)    (0.40)      0.00    0.00
                                            --------    ------    ------     ------  ------
NET ASSET VALUE, END OF PERIOD              $  27.67    $19.25    $10.53     $11.15  $ 9.86
                                            ========    ======    ======     ======  ======
Total return                                   60.22%    83.36%    (1.91)%    13.08%  (1.40)%2
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)    $211,822    $7,263    $3,661     $3,197  $3,007
   Ratio of expenses to average net assets3     1.67%     1.66%     1.65%      1.66%   1.65%4
   Ratio of net investment
     loss to average net assets                 (.77)%    (.61)%   (1.01)%     (.96)%  (.20)%4
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements        .44%     2.07%     3.90%      6.48%  21.71%4
Portfolio turnover rate                        95.51%   239.88%   186.67%    207.25%   5.85%

--------------------------------------------------------------------------------
1 For the period September 30, 1996 (inception date) through October 31, 1996. 2 Non annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to theCommon Class shares' expenses by .02%, .01%, .00%, .01% and .00% for the years ending October 31, 2000, 1999, 1998, 1997 and the period ending October 31, 1996, respectively. The Common Class shares' expense ratios after reflecting these arrangements were 1.65% for each of the years ended October 31, 2000, 1999, 1998, 1997 and the period ending October 31, 1996, respectively.
4  Annualized.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                            EMERGING MARKETS
                                                        ------------------------
                                                           INSTITUTIONAL CLASS
                                                        ------------------------
                                                            FEBRUARY 11, 2000
                                                            (INCEPTION DATE)
                                                        THROUGH OCTOBER 31, 2000
                                                        ------------------------
PER-SHARE DATA
  Net asset value, beginning of period                             $14.26
                                                                   ------
INVESTMENT ACTIVITIES:
  Net investment income                                              0.07
  Net losses on investments and foreign currency
    related items (both realized and unrealized)                    (5.28)
                                                                   ------
      Total from investment activities                              (5.21)
                                                                   ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                               0.00
  Distributions from net realized gains                              0.00
                                                                   ------
      Total dividends and distributions                              0.00
                                                                   ------
NET ASSET VALUE, END OF PERIOD                                     $ 9.05
                                                                   ======
Total return                                                       (36.54)%1
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                           $2,837
  Ratio of expenses to average net assets2                           1.37%
  Ratio of net investment income to average net assets                .70%
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                                     .77%
Portfolio turnover rate                                            232.47%

--------------------------------------------------------------------------------
1  Non annualized.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Institutional Class shares' expenses by .02% for the period ended October 31, 2000. The Institutional Class shares' operating expense ratios after reflecting these arrangements was 1.35% for the period ended October 31, 2000.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of

Warburg, Pincus International Equity Fund, Inc.;
Warburg, Pincus Emerging Markets Fund, Inc.;
Warburg, Pincus Global Post-Venture Capital Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Warburg, Pincus International Equity Fund, Inc., Warburg, Pincus Emerging Markets Fund, Inc. and Warburg, Pincus Global Post-Venture Capital Fund, Inc., (all funds collectively referred to as the "Funds") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
December 15, 2000

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

   A special meeting of shareholders of Warburg, Pincus Emerging Markets II Fund, Inc. (the "EM II Fund") was held on February 10, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve the Agreement and Plan of Reorganization, dated December 1, 1999 and amended as of January 27, 2000, providing that (1) the EM II Fund would transfer to Warburg, Pincus Emerging Markets Fund, Inc. (the "EM Fund") all or substantially all of the EM II Fund's assets in exchange for shares of the EM Fund and the assumption by the EM Fund of the EM II Fund's liabilities, (2) such shares of the EM Fund would be distributed to the shareholders of the EM II Fund in liquidation of the EM II Fund, and (3) the EM II Fund would be subsequently terminated.

                      For            247,793.230 shares     (52.61%)
                      Against            361.000 shares      (0.07%)
                      Abstain            928.000 shares      (0.20%)

   The Agreement and Plan of Reorganization was subsequently implemented as of the close of business on February 11, 2000.

   A special meeting of shareholders of Warburg, Pincus Post-Venture Capital Fund, Inc. (the "PVCFund") was held on February 24, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve the Agreement and Plan of Reorganization, dated December 1, 1999 and amended as of January 27, 2000, providing that (1) the PVC Fund would transfer to Warburg, Pincus Global Post-Venture Capital Fund, Inc. (the "GPVC Fund") all or substantially all of the PVC Fund's assets in exhange for shares of the GPVC Fund and the assumption by the GPVC Fund of the PVC Fund's liabilities, (2) such shares of the GPVC Fund would be distributed to the shareholders of the PVC Fund in liquidation of the PVC Fund, and (3) the PVC Fund would be subsequently terminated.

                     For         1,336,651.096 shares    (50.4096%)
                     Against       124,528.924 shares     (4.6964%)
                     Abstain        23,648.824 shares     (0.8919%)

   The Agreement and Plan of Reorganization was subsequently implemented as of the close of business on February 25, 2000.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
SHAREHOLDER MEETING RESULTS  (CONT'D) (UNAUDITED)
--------------------------------------------------------------------------------

   A special meeting of shareholders of the Emerging Markets Fund was held on July 14, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve a Sub-Investment Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited.

                      For          3,610,721.950 shares      (97.1%)
                      Against         43,367.288 shares       (1.2%)
                      Abstain         64,453.665 shares       (1.7%)

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   Each Fund is required by Subchapter M of the Code to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Funds' shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2000, the following dividends and distributions per share were paid by each of the Funds:

                            ORDINARY     LONG-TERM    FOREIGN SOURCE    FOREIGN TAXES
                             INCOME    CAPITAL GAINS      INCOME       PAID OR WITHHELD
FUND                        PER SHARE    PER SHARE      PER SHARE         PER SHARE
----                        ---------   ------------  --------------    ---------------
     PAYMENT DATE            12/07/99    12/07/99
                            ---------   ----------
International Equity
  Common Class shares         $ .1578     $   --         $.1112            $.0461
  Advisor Class shares          .0433         --          .0141             .0461
Global Post-Venture Capital
  Common Class shares          2.2083      .5921          .0635             .0049
  Advisor Class shares         2.2135      .5921          .0641             .0049

   Emerging Markets did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers on Form 1099-DIV mailed in January 2000.

   Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

--------------------------------------------------------------------------------
                                 WARBURG PINCUS

                                  ADVISOR FUNDS


                                  CREDIT SUISSE

                                      ASSET

                                   MANAGEMENT

                                SECURITIES, INC.,

                                   DISTRIBUTOR

--------------------------------------------------------------------------------


Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Warburg Pincus Advisor Funds are advised by Credit Suisse Asset Management, LLC.

[Warburg Pincus and Credt Suisse logos omitted]

ADISF-2-1000